================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-1A
                   REGISTRATION STATEMENT (NO. 2-11444) UNDER
                           THE SECURITIES ACT OF 1933
                          PRE-EFFECTIVE AMENDMENT NO.                        [X]
                        POST-EFFECTIVE AMENDMENT NO. 77                      [X]
                                      AND

              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940
                                AMENDMENT NO. 77                             [X]

                         VANGUARD/WELLINGTON FUND, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                     P.O. BOX 2600, VALLEY FORGE, PA 19482
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

                  REGISTRANT'S TELEPHONE NUMBER (610) 669-1000

                         RAYMOND J. KLAPINSKY, ESQUIRE
                                  P.O. BOX 876
                             VALLEY FORGE, PA 19482

               IT IS PROPOSED THAT THIS FILING BECOME EFFECTIVE:
           on March 21, 1997, pursuant to paragraph (a) of Rule 485.

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  As soon as practicable after this Registration Statement becomes effective.

     WE HAVE ELECTED TO REGISTER AN INDEFINITE NUMBER OF SHARES PURSUANT TO REGULATION 24F-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. REGISTRANT FILED ITS RULE 24F-2 NOTICE FOR THE PERIOD ENDED NOVEMBER 30, 1996 ON JANUARY 31, 1997.

================================================================================

                         VANGUARD/WELLINGTON FUND, INC.

                             CROSS REFERENCE SHEET

                         FORM N-1A
                        ITEM NUMBER                                 LOCATION IN PROSPECTUS
    Item 1.   Cover Page....................................   Cover Page
    Item 2.   Synopsis......................................   Not Applicable
    Item 3.   Condensed Financial Information...............   Financial Highlights; Fund
                                                               Expenses
    Item 4.   General Description of Registrant.............   Investment Objective; Investment
                                                               Limitations; Investment
                                                               Policies; General Information;
                                                               Investment Risks
    Item 5.   Management of the Fund........................   Directors and Officers;
                                                               Management of the Fund;
                                                               Investment Adviser
    Item 6.   Capital Stock and Other Securities............   Opening an Account and
                                                               Purchasing Shares; Selling Your
                                                               Shares; The Fund's Share;
                                                               Dividends, Capital Gains and
                                                               Taxes; General Information
    Item 7.   Purchase of Securities Being Offered..........   Cover Page; Opening an Account
                                                               and Purchasing Shares
    Item 8.   Redemption or Repurchase......................   Selling your shares
    Item 9.   Pending Legal Proceedings.....................   Not Applicable

                         FORM N-1A                                  LOCATION IN STATEMENTS
                        ITEM NUMBER                               OF ADDITIONAL INFORMATION
   Item 10.   Cover Page....................................   Cover Page
   Item 11.   Table of Contents.............................   Cover Page
   Item 12.   General Information and History...............   Investment Objectives and
                                                               Policies; General Information
   Item 13.   Investment Objective and Policies.............   Investment Objectives and
                                                               Policies; Investment Limitations
   Item 14.   Management of the Fund........................   Management of the Fund;
                                                               Investment Management
   Item 15.   Control Persons and Principal Holders of
              Securities....................................   Management of the Fund; General
                                                               Information
   Item 16.   Investment Advisory and Other Services........   Management of the Fund;
                                                               Investment Management
   Item 17.   Brokerage Allocation..........................   Not Applicable
   Item 18.   Capital Stock and Other Securities............   General Information; Financial
                                                               Statements
   Item 19.   Purchase, Redemption and Pricing of Securities
              Being Offered.................................   Purchase of Shares; Redemption
                                                               of Shares
   Item 20.   Tax Status....................................   Appendix
   Item 21.   Underwriters..................................   Not Applicable
   Item 22.   Calculations of Yield Quotations of Money
              Market Fund...................................   Not Applicable
   Item 23.   Financial Statements..........................   Financial Statements

VANGUARD/WELLINGTON FUND

Prospectus
March 21, 1997

This prospectus contains financial data for the Fund through the fiscal year ended November 30, 1996.

                                   [GRAPHIC OF SHIP]

                                                [VANGUARD LOGO]

VANGUARD/WELLINGTON FUND
A Balanced Mutual Fund

CONTENTS

Fund Expenses                                2

Financial Highlights                         3

A Word About Risk                            4

The Fund's Objectives                        4

Who Should Invest                            4

Investment Strategies                        5

Investment Policies                          8

Investment Limitations                       9

Investment
Performance                                 10

Share Price                                 11

Dividends, Capital
Gains, and Taxes                            11

The Fund and
Vanguard                                    12

Investment Adviser                          12

General Information                         13

Investing
with Vanguard                               14

Services and
Account Features                            14

Types of Accounts                           15

Distribution Options                        16

Buying Shares                               16

Redeeming Shares                            18

Fund and Account Updates                    20

Prospectus Postscript                       22

Risk Quiz                                   23

Investment Primer                           24

Glossary                     Inside Back Cover

INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Wellington Fund (the "Fund") is a diversified open-end investment company, or mutual fund, that seeks to conserve capital and to provide moderate long-term capital growth and moderate income.

  The Fund invests approximately 60% to 70% of its assets in dividend-paying stocks of established, large and medium-size companies that, in the adviser's opinion, are undervalued but whose prospects are improving. The remaining 30% to 40% of assets are invested primarily in high-quality, longer-term corporate bonds with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

  IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN STOCKS (WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE) AND BONDS (WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES), YOU COULD LOSE MONEY BY INVESTING IN THE FUND.


FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.


ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated March 21, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by writing to Vanguard or by calling our Investor Information Department at 1-800-662-7447.


WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Vanguard/Wellington Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for you. We suggest that you keep it for future reference.

These securities have not been approved or disapproved by the Securities and Exchange Commission or any state securities commission, nor has the Securities and Exchange Commission or any state commission passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

 FUND PROFILE                                        Vanguard/Wellington Fund


WHO SHOULD INVEST (Page 4)

-   Investors seeking moderate long-term capital growth and moderate income.

-   Investors willing to invest for the long term--at least five years.

WHO SHOULD NOT INVEST

-   Investors seeking significant dividend income.

-   Investors unwilling to accept significant share-price fluctuations.

RISKS OF THE FUND (Pages 4-9)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to -- among other risks -- stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply) and interest rate risk (the chance that bond prices will decline because of rising interest rates).

DIVIDENDS AND CAPITAL GAINS (Page 11)

Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (Page 12)

Wellington Management Company, LLP,
Boston, MA.

INCEPTION DATE: July 1, 1929

NET ASSETS AS OF 11/30/96: $16.5 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 11/30/96: 0.31%

LOADS, 12b-1 MARKETING FEES;  None

SUITABLE FOR IRAs: Yes

MINIMUM INITIAL INVESTMENT: $3,000; $1,000 for IRAs and custodial accounts for minors

NEWSPAPER ABBREVIATION: Welltn

VANGUARD FUND NUMBER: 021

ACCOUNT FEATURES (Page 14)

-   Telephone Redemption

-   Vanguard Direct Deposit Service(sm)

-   Vanguard Automatic Exchange Service(sm)

-   Vanguard Fund Express (R)

-   Vanguard Dividend Express (sm)


AVERAGE ANNUAL TOTAL RETURNS--
PERIODS ENDED NOVEMBER 30, 1996

                    1 Year    5 Years    10 Years
                  ---------------------------------
Wellington Fund      21.3%     15.8%      12.7%
Composite Index*     19.8      15.2       13.5

*65% stocks, 35% bonds. See page 10 for details.

QUARTERLY RETURNS (%) 1987-1996 (intended to show volatility of returns)


                                    [GRAPH]


*65% stocks, 35% bonds. See page 10 for details.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses for the Fund, but they do not reflect income taxes an investor would have incurred. The Composite Index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                            PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.




                                  PLAIN TALK ABOUT

                                   FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellington Fund's expense ratio in fiscal year 1996 was 0.31%, or $3.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1996 of 1.32%, or $13.20 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

 As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                      None
Sales Load Imposed on Reinvested Dividends:           None
Redemption Fees:                                      None
Exchange Fees:                                        None

  The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended November 30, 1996.


ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                    0.23%
Investment Advisory Expenses:                              0.04%
12b-1 Marketing Fees:                                      None
Other Expenses
 Marketing and Distribution Costs:                 0.02%
 Miscellaneous Expenses (e.g., Taxes, Auditing):   0.02%
                                                   ----
Total Other Expenses:                                      0.04%
 TOTAL OPERATING EXPENSES (EXPENSE RATIO):                 0.31%
                                                           ====



 The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

       1 YEAR     3 YEARS     5 YEARS     10 YEARS
      ---------------------------------------------
         $3         $10          $17         $39


THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended November 30, 1996. The financial data were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the Report sent to you without charge by writing to Vanguard or by calling our Investor Information Department.

                                                                  YEAR ENDED NOVEMBER 30,
                           ----------------------------------------------------------------------------------------------------
                              1996         1995         1994         1993         1992         1991         1990          1989
                           ----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD       $  24.57     $  19.33     $  20.78     $  19.34     $  17.95     $  16.29     $  18.40     $  16.82
                           ----------------------------------------------------------------------------------------------------

INVESTMENT OPERATIONS
 Net Investment Income         1.02          .96          .88          .92          .93          .96         1.01         1.02
 Net Realized and
  Unrealized Gain (Loss)
  on Investments               4.00         5.19        (1.03)        1.62         1.65         1.71        (1.46)        2.12
                           ----------------------------------------------------------------------------------------------------

  TOTAL FROM INVESTMENT
   OPERATIONS                  5.02         6.15         (.15)        2.54         2.58         2.67         (.45)        3.14
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income            (.97)        (.88)        (.92)        (.94)        (.96)       (1.01)       (1.06)        (.98)
 Distributions from
  Realized Capital Gains       (.28)        (.03)        (.38)        (.16)        (.23)        --           (.60)        (.58)
                           ----------------------------------------------------------------------------------------------------

  TOTAL DISTRIBUTIONS         (1.25)        (.91)       (1.30)       (1.10)       (1.19)       (1.01)       (1.66)       (1.56)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD             $  28.34     $  24.57     $  19.33     $  20.78     $  19.34     $  17.95     $  16.29     $  18.40
===============================================================================================================================
TOTAL RETURN                  21.26%       32.70%       -0.82%       13.62%       14.99%       16.81%       -2.65%       19.98%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA

Net Assets, End of
 Period (Millions)         $ 16,505     $ 12,333     $  8,638     $  7,917     $  5,359     $  3,473     $  2,317     $  2,035
Ratio of Expenses to
 Average Net Assets            0.31%        0.33%        0.35%        0.34%        0.33%        0.35%        0.43%        0.42%
Ratio of Net Investment
 Income to Average
 Net Assets                    4.08%        4.37%        4.35%        4.55%        4.98%        5.39%        5.99%        5.77%
Portfolio Turnover Rate          30%          24%          32%          34%          24%          35%          33%          30%
Average Commission
 Rate Paid                 $  .0287          N/A          N/A          N/A          N/A          N/A          N/A          N/A




                                 1988         1987
                              -----------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD          $  14.92     $  16.06
                              -----------------------

INVESTMENT OPERATIONS
 Net Investment Income             .96          .95
 Net Realized and
  Unrealized Gain (Loss)
  on Investments                  2.06        (1.55)
                              -----------------------

  TOTAL FROM INVESTMENT
   OPERATIONS                     3.02         (.60)
                              -----------------------

DISTRIBUTIONS
 Dividends from Net
  Investment Income               (.98)        (.54)
 Distributions from
  Realized Capital Gains          (.14)        --
                              -----------------------
  TOTAL DISTRIBUTIONS            (1.12)        (.54)
                              -----------------------

NET ASSET VALUE,
 END OF PERIOD                $  16.82     $  14.92
                              =======================
TOTAL RETURN                     21.03%       -4.26%
                              =======================
RATIOS/SUPPLEMENTAL DATA


Net Assets, End of
 Period (Millions)            $  1,527     $  1,274
Ratio of Expenses to
 Average Net Assets               0.47%        0.43%
Ratio of Net Investment
 Income to Average
 Net Assets                       5.88%        5.56%
Portfolio Turnover Rate             28%          27%
Average Commission
 Rate Paid                         N/A          N/A


 From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $24.57 per share. During the year, the Fund earned $1.02 per share from investment income (interest and dividends) and $4.00 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $5.02 per share, $0.97 per share was returned to shareholders in the form of dividend distributions, and $0.28 per share in the form of capital gains distributions. The earnings ($5.02 per share) less total distributions ($1.25 per share) resulted in a share price of $28.34 at the end of the year, an increase of $3.77 per share (from $24.57 at the beginning of the period to $28.34 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 21.26% for the year.

  As of November 30, 1996, the Fund had $16.5 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 4.08% of its average net assets. It sold and replaced securities valued at 30% of its total net assets.

                                PLAIN TALK ABOUT
                                 BALANCED FUNDS

Balanced funds are "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.

A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard/Wellington Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Wellington Fund, you should also take into account your personal tolerance for the daily fluctuations of both the stock and bond markets.

  Look for the "warning flag" symbol [FLAG] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.


THE FUND'S OBJECTIVES

The Fund seeks to conserve capital and to provide moderate long-term capital growth and moderate income. These objectives are not fundamental, which means that they can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30-days notice, in writing.

[FLAG] BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING PAGES,
       YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN STOCKS AND BONDS, COULD LOSE MONEY.


WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a balanced fund to your existing holdings, which could include other stock and bond--as well as money market and tax-exempt--investments.

- You are seeking moderate growth of your capital over the long term--at least five years--while, at the same time, conserving your capital as much as possible.

-    You are seeking moderate income.

- You want a simple way to invest in a relatively fixed percentage of stocks and bonds.

 This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request--including exchanges from other Vanguard funds--that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund (see "Redeeming Shares" in the INVESTING WITH VANGUARD section).

-    The Fund reserves the right to stop offering shares at any time.


INVESTMENT STRATEGIES

This section explains how Vanguard/Wellington Fund's investment adviser pursues the objectives of conservation of capital, moderate long-term capital growth, and moderate current income. It also explains important risks--stock market risk, interest rate risk, manager risk, and credit risk--faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.


MARKET EXPOSURE

STOCKS

Roughly two-thirds of the Fund's assets are invested in common stocks. At times, the Fund may also invest in securities that are convertible into common stocks.

[FLAG] THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

 To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

PLAIN TALK ABOUT COSTS AND MARKET TIMING

Some investors try to profit from "market timing"-switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, limiting the number of exchanges it permits.

                                  PLAIN TALK ABOUT

                              BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid--causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.


                                  PLAIN TALK ABOUT

                                  BOND MATURITIES

A bond is issued with a specific maturity date--the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise--but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.


                     U.S. Stock Market Returns (1926-1996)
--------------------------------------------------------------------------------
                  1 Year     5 Years    10 Years    20 Years
--------------------------------------------------------------------------------
        Best      53.9%       23.9%       20.1%       16.9%
        Worst     -43.3%     -12.5%       -0.9%        3.1%
        Average   12.7%       10.4%       10.8%       10.8%
--------------------------------------------------------------------------------

 The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance of common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

  Finally, because Vanguard/Wellington Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

BONDS

Approximately one-third of the Fund's assets are invested in bonds.

[FLAG] The Fund is subject to interest rate risk, which is the possibility that bond prices overall will decline over short, or even extended, periods due to rising interest rates. Interest rate risk should be modest for shorter-term bonds and high for longer-term bonds.

 Although bonds are often thought to be less risky than stocks, there have been periods when bond values have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

 To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three $1,000 bonds, each with a different maturity.

--------------------------------------------------------------------------------
                      HOW INTEREST RATE CHANGES AFFECT BONDS*
--------------------------------------------------------------------------------
                              Value of a $1,000 Bond    Value of a $1,000 Bond
                               After a 2% Increase       After a 2% Decrease
Maturity                        in Interest Rates         in Interest Rates
--------------------------------------------------------------------------------
Short-Term (2.5 years)                $956                    $1,046
Intermediate-Term (10 years)          $870                    $1,156
Long-Term (20 years)                  $816                    $1,251
--------------------------------------------------------------------------------

*Assuming a 7% yield.

 These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

  Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen--but not eliminate--some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on Wellington Fund as they would on a fund made up entirely of bonds.


SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 70% of the Fund's assets in dividend-paying common stocks and the remaining 30% to 40% of assets in high-quality bonds. While the mix of stocks and bonds varies from time to time depending on the adviser's views of economic and market conditions, the stock portion can be expected to represent at least 60% of the Fund's holdings.

 The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold based on WMC's judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates. To achieve the Fund's objectives of conservation of capital, moderate long-term growth, and moderate income, the adviser follows specific strategies for stock selection and bond selection.

[FLAG] THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT WMC MAY DO A POOR JOB OF SELECTING STOCKS AND BONDS.


STOCKS

WMC uses extensive research to find what it considers to be undervalued stocks of established, large- and medium-size companies. WMC considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock's share price. In other words, the current prices of these large- and mid-cap stocks may be less than what the adviser thinks they are truly worth.

 The adviser's goal is to identify and purchase these securities before their value is recognized by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the adviser expects to moderate overall risk.

 The Fund's top ten stock holdings (which amounted to 16% of the Fund's net assets) as of November 30, 1996, follow.

   1. General Electric Co.
   2. Allstate Corp.
   3. Citicorp
   4. First Bank System, Inc.
   5. Kimberly-Clark Corp.
   6. Northrop Grumman Corp.
   7. Bristol-Myers Squibb Co.
   8. Dow Chemical Co.
   9. General Motors Corp.
  10. Ford Motor Co.


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies--and mutual funds that hold these stocks--can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.


                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).


                                  PLAIN TALK ABOUT

                                 PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. Also, funds with high portfolio turnover rates may be more likely than low-turnover funds to generate capital gains that must be distributed to shareholders as taxable income. The average turnover rate for actively managed balanced funds is 86%.

Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

BONDS

WMC selects high-quality bonds that, it believes, will generate a high and sustainable level of income. These bonds would include intermediate- and long-term corporate bonds, U.S. Treasury, government agency, and mortgage-backed and asset-backed bonds.

 A breakdown of the Fund's bond holdings (which amounted to 34% of the Fund's total net assets) as of November 30, 1996, follows.

--------------------------------------------------------------------------------
         TYPE                           PERCENTAGE OF
        OF BOND                         FUND'S ASSETS
--------------------------------------------------------------------------------
        Corporate                                19%
        U.S. Treasury and
         government agency                       12
        Foreign issuers                           3
        Other                                     0
--------------------------------------------------------------------------------



[FLAG] THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND PRINCIPAL IN A TIMELY MANNER.

 WMC purchases bonds that are primarily investment-grade quality--that is, the bonds are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The average quality of bonds held by the Fund, as of November 30, 1996, was Aa2, according to Moody's.

 The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while the Treasury bonds enjoy the highest credit ratings, their prices--like the prices of other bonds in the Fund--will fluctuate with changes in interest rates.


PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. It is not expected that the Fund's turnover rate would exceed 50% in the future. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)


INVESTMENT POLICIES

Besides investing in stocks of large and medium-size companies and high-quality intermediate- and long-term bonds issued by corporations, the U.S. government, and its agencies, the Fund may follow a number of investment policies to achieve its objectives.

 Up to 15% of the Fund's assets may be invested in the common stocks of foreign companies as well as securities that are convertible into foreign stocks. The Fund may engage in currency transactions with respect to these securities. The Fund may also invest in fixed-income securities issued by foreign governments and non-U.S.-based companies; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards. Over the years, the prices of foreign investments and the prices of U.S. investments have often moved in different directions. In addition, international markets operate differently from U.S. markets. For instance, foreign exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S.

 The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

 The Fund may also invest in derivatives.

[FLAG] THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK AND
       BOND (INTEREST RATE) FUTURES AND OPTIONS CONTRACTS, WHICH ARE TRADITIONAL TYPES OF DERIVATIVES. THE FUND MAY ALSO INVEST MODESTLY IN LESS RISKY CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs).

 Losses (or gains) involving futures can sometimes be substantial--in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. If it holds futures and options, the Fund will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Fund's assets--up to 5% if required for deposit and no more than 20% of total assets--may be committed to such contracts.

 The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks and bonds.

-    To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks or bonds when futures are cheaper.

 Please see the Statement of Additional Information for a more detailed discussion of the Fund's investments in derivatives. The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.


INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:

                                PLAIN TALK ABOUT

                                  DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                  PLAIN TALK ABOUT

                                  PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-    Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares. Amounts borrowed will not exceed 10% of the Fund's net assets.

     With respect to 75% of its assets, this Fund will not:

-    Invest more than 5% in the securities of any one company.

-    Buy more than 10% of the outstanding voting securities of any company.

 The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.


INVESTMENT PERFORMANCE

As a balanced fund, Vanguard/Wellington Fund invests primarily in stocks, with a sizable holding of bonds--so Fund performance is closely tied to both the stock and bond markets. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term, and by more stable growth over the long term. Bond market performance has been--and remains--strongly influenced by changes in interest rates.


                            AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 11/30/96

                                  [BAR GRAPH]



 The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on an unmanaged "composite index" of 65% stocks and 35% bonds. The Standard & Poor's 500 Composite Stock Price Index represents the stock portion of the composite index, while the Lehman Brothers Long-Term Corporate AA or Better Bond Index makes up the bond portion. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

                                PLAIN TALK ABOUT

                                 DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments.
Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                              "BUYING A DIVIDEND"

Unless you are investing in a tax-deferred retirement account (such as an IRA), it is not to your advantage to buy shares of a fund shortly before it makes a distribution, because part of your investment will come back to you as a taxable distribution. This is known as "buying a dividend." For example: On December 15, you invest $5,000, buying 250 shares for $20 each. If the fund pays a distribution of $1 per share on December 16, its share price would drop to $19 (not counting market change). You would still only have $5,000 (250 shares x $19 = $4,750 in share value, plus 250 shares x $1 = $250 in distributions), but you would owe tax on the $250 distribution you received, even if you had reinvested the dividends in more shares. To avoid "buying a dividend," check a fund's distribution schedule before you invest.

SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                                TOTAL ASSETS  -  LIABILITIES
  NET ASSET VALUE  =      ----------------------------------------
                                NUMBER OF SHARES OUTSTANDING

     The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

     The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is WELLTN.


DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December. Your distributions of income and capital gains are automatically invested in more shares of the Fund unless you elect to receive the distributions in cash. In either case, distributions of dividends and capital gains that are declared in December--even if paid to you in January--are taxed as if they had been paid to you in December. Vanguard will process your dividend distribution and send you a statement each year showing the tax status of all your distributions.

[ ] The dividends and short-term capital gains that you receive are taxable to you as ordinary income. Any distributions of net long-term capital gains by the Fund are taxable to you as long-term capital gains, no matter how long you've owned shares in the Fund. Both dividend and capital gains distributions are taxable to you whether received in cash or reinvested in additional shares. Although the Fund does not seek to realize any particular amount of capital gains during a year, such gains are realized from time to time as byproducts of the ordinary investment activities of the Fund. Consequently, distributions may vary considerably from year to year.

[ ] If you sell or exchange shares, any gain or loss you have is a taxable event, which means you may have a capital gain to report as income, or a capital loss to report as a deduction, when you complete your federal income tax return.

                                  PLAIN TALK ABOUT

                       VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only mutual mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.


                                  PLAIN TALK ABOUT

                                 THE FUND'S ADVISER

Wellington Management Company, LLP (WMC), an investment advisory firm founded in 1933, currently manages more than $139 billion in stock and bond portfolios, including 13 Vanguard funds. The managers responsible for overseeing Vanguard/Wellington Fund are:

  ERNST H. VON METZSCH, CFA, Senior Vice President of WMC; 27 years investment experience, 24 years with WMC; M.Sc. from The University of Leiden, The Netherlands, Ph.D. from Harvard University.

  PAUL D. KAPLAN, Senior Vice President of WMC; 23 years investment experience, 19 years with WMC; B.S. from Dickinson College, M.S. from The Sloan School of Management, Massachusetts Institute of Technology.

[] Distributions of dividends or capital gains, and capital gains or losses from your sale or exchange of Fund shares, may be subject to state and local income taxes as well.

   The tax information in this prospectus is provided as general information and will not apply to you if you are investing in a tax-deferred account such as an IRA. You should consult your own tax adviser about the tax consequences of an investment in the Fund.

THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard Funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

 Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

 A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.


INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and directors of the Fund.

 Each quarter, WMC is paid an advisory fee based on average month-end net assets of the Fund and a sliding percentage scale:

           ASSETS MANAGED                     FEE

           First $1 billion                  0.10%
           Next $2 billion                   0.05
           Next $7 billion                   0.04
           Assets over $10 billion           0.03

 The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of an unmanaged "composite index," which is made up of the S&P 500 Index (65% of the composite index) and Lehman Brothers Long- Term Corporate AA or Better Bond Index (35% of the composite index). Under the fee schedule, the base fee may be increased or decreased by up to 30%. The incentive/penalty fee will not be in full operation until the quarter ending May 31, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

   For the year ended November 30, 1996, the investment advisory fee paid to WMC was $6.12 million.

   The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs
WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.


GENERAL INFORMATION

Vanguard/Wellington Fund is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

Are you looking for the most convenient way to open or add money to a Vanguard account? Obtain instant access to fund information? Establish an account for a minor child or for your retirement savings?

  Vanguard can help. Our goal is to make it easy and pleasant for you to do business with us.

  The following sections of the prospectus briefly explain the many services we offer you as a Vanguard/Wellington Fund shareholder. Booklets providing detailed information are available on the services marked with a [BOOK GRAPHIC] . Please call us to request copies.



SERVICES AND ACCOUNT FEATURES

Vanguard offers many services that make it convenient to buy, sell, or exchange shares.

Telephone Redemptions           Automatically set up for this Fund unless you notify us
(Sales and Exchanges)           otherwise.

Vanguard Direct Deposit         Automatic method for depositing your paycheck or U.S. gov-
Service                         ernment payment (including Social Security and government pension
[BOOK GRAPHIC]                  checks) into your account.

Vanguard Automatic Exchange     Automatic method for moving a fixed amount of money from
Service                         one Vanguard fund account to another.*
[BOOK GRAPHIC]
Vanguard Fund Express           Electronic method for buying or selling
[BOOK GRAPHIC]                  shares. You can transfer money between your Vanguard fund
                                account and an account at your bank, savings and loan, or
                                credit union on a systematic schedule or whenever you
                                wish.*

Vanguard Dividend Express       Electronic method for transferring
[BOOK GRAPHIC]                  dividends and/or capital gains distributions directly from your Vanguard fund account to your bank, savings and loan, or credit union account or to another Vanguard fund
                                account.

Vanguard Brokerage Services     A cost-effective way to trade stocks, bonds, and
[VBS]                           options on (VBS) major exchanges, the Nasdaq Stock Market,
[BOOK GRAPHIC]                  and other domestic over-the-counter markets at reduced rates, and to buy and sell shares of non-Vanguard mutual funds.
                                Call VBS (1-800-992-8327) for additional information and the appropriate forms.

*Can be used to "dollar-cost average" [BOOK GRAPHIC] or to contribute to an IRA or other retirement plan.

TYPES OF ACCOUNTS

INDIVIDUAL OR OTHER ENTITY

Vanguard's account registration form can be used to establish a variety of non-retirement accounts.

FOR ONE OR MORE PEOPLE     To open an account in the name of one (individual) or
    [BOOK GRAPHIC]         more (joint tenants) people. $3,000 minimum initial
                           investment.

FOR A MINOR CHILD          To open an account as an UGMA/UTMA (Uniform
    [BOOK GRAPHIC]         Gifts/Transfers to Minors Act). Age of majority and
                           other requirements are set by state law. $1,000 minimum initial investment.

FOR HOLDING TRUST ASSETS   To invest assets held in an existing trust. $3,000
                           minimum initial investment.


FOR THIRD-PARTY TRUSTEE
RETIREMENT INVESTMENTS
(VANGUARD IS NOT THE
CUSTODIAN OR TRUSTEE.)     To open an account as a retirement trust or plan
                           based on an existing corporate or institutional plan.
                           These accounts are established by the custodian or trustee of the existing plan.

FOR AN ORGANIZATION        To open an account as a corporation, partnership, or
                           other entity. These accounts may require a corporate resolution or other documents to name the individuals authorized to act. $3,000 minimum initial investment.


RETIREMENT

You establish these accounts with a Vanguard adoption agreement -- not a Vanguard account registration form. To request the appropriate adoption agreement and forms, or to ask questions about investing for retirement, call Investor Information.


FOR AN INDIVIDUAL
RETIREMENT ACCOUNT (IRA)   To open a retirement account in the name of an
(Vanguard Fiduciary       individual. IRAs can be established with a
Trust Company is the       contribution, a direct rollover from an employer's
custodian.)               plan, such as a 401(k), or an asset transfer or
                           rollover from another financial institution, such as a bank or mutual fund company. $1,000 minimum initial investment.




FOR A SIMPLIFIED EMPLOYEE
PENSION PLAN ACCOUNT
(SEP-IRA)
(Vanguard Fiduciary Trust
Company is the custodian.) To open a retirement account in the name of an employee. SEPs allow employers to make deductible contributions directly to IRAs established by their employees. A SEP can be established by people who are self-employed, small-business owners, partnerships, or corporations.

STOR INFORMATION 1-800-662-7447
CLIENT SERVICES 1-800-662-2739
TELE-ACCOUNT 1-800-662-6273

TYPES OF ACCOUNTS (CONTINUED)

FOR A SAVINGS INCENTIVE
MATCH PLAN FOR EMPLOYEES
ACCOUNT (SIMPLE-IRA)
 (Vanguard Fiduciary Trust
Company is the custodian.) To open a retirement account in the name of an employee. Created as part of the Small Business Job Protection Act of 1996, SIMPLEs replace SAR-SEPs. SIMPLEs are exclusively for employers that had 100 or fewer employees in the most recent calendar year and that do not maintain another employer-sponsored retirement plan. A SIMPLE can be established by people who are self-employed, small business owners, partnerships, or corporations. Salary reduction contributions may be made by the employee, with matching or non-matching contributions from the employer.

FOR A QUALIFIED
RETIREMENT PROGRAM
ACCOUNT (VANGUARD
Fiduciary Trust
Company can be the
 custodian.)               To open a retirement account that allows
                           small-business owners or people who are self-employed to make tax-deductible retirement contributions for themselves and their employees into Profit-Sharing and Money Purchase Pension (Keogh) plans.


FOR A 403(b)(7) CUSTODIAL
 ACCOUNT
(Vanguard Fiduciary Trust
Company is the custodian.) To open a retirement account that allows employees of tax-exempt institutions (for example, schools or hospitals) to make pre-tax retirement contributions.

DISTRIBUTION OPTIONS

You can receive distributions of dividends and/or capital gains in a number of ways:

REINVESTMENT          Dividends and capital gains are automatically reinvested
                      in additional shares of the Fund unless you request a different distribution method.

DIVIDENDS IN CASH     Dividends are paid by check and mailed to your
                      account's address of record, and capital gains are reinvested in additional shares of the Fund.

DIVIDENDS AND
CAPITAL GAINS
IN CASH Both dividends and capital gains are paid by check and mailed to your account's address of record.

To electronically transfer cash dividends and/or capital gains to your bank, savings and loan, or credit union account, or to another Vanguard fund account, see Vanguard Dividend Express under "Services and Account Features."

BUYING SHARES

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b- 1 marketing fees.

Buying Shares

You buy your shares at the Fund's next-determined net asset value after Vanguard receives your request, provided we receive your request before 4 p.m. Eastern time (the close of trading on the New York Stock Exchange). The Fund is offered on a no-load basis, meaning that you do not pay sales commissions or 12b- 1 marketing fees.


                                        Open A New Account                              Add To An Existing Account

 Minimum Investment                     $3,000 (regular account); $1,000                $100 by mail or exchange; $1,000
                                        (IRAs and custodial accounts for                by wire.
                                        minors).

 By Mail                                Complete and sign the applica-                  Mail your check with an Invest-
 [ENVELOPE]                             tion form.                                      By-Mail form detached from
 FIRST-CLASS mail to:                                                                   your confirmation statement to
 The Vanguard Group                                                                     the address listed on the form.
 P.O. Box 2600                          Make your check payable to:                     Make your check payable to:
 Valley Forge, PA 19482                 The Vanguard Group-21                           The Vanguard Group-21

 EXPRESS or REGISTERED mail to:
 The Vanguard Group                     All purchases must be made in                   All purchases must be made in
 455 Devon Park Drive                   U.S. dollars, and checks must be                U.S. dollars, and checks must be
 Wayne, PA 19087                        drawn on U.S. banks.                            drawn on U.S. banks.


 IMPORTANT NOTE: To prevent check fraud, Vanguard will not accept checks made payable to third parties.


 By Telephone                           Call Vanguard Tele--Account*24                  Call Vanguard Tele--Account*24
     [TELEPHONE RECEIVER]               hours a day--or Client Services                 hours a day--or Client Services
                                        during business hours--to ex-                   during business hours--to ex-
                                        change from another Vanguard                    change from another Vanguard
                                        fund account with the same reg-                 fund account with the same reg-
                                        istration (name, address, taxpay-               istration (name, address, taxpay-
                                        er I.D., and account type.)                     er I.D., and account type.)

                                                                                        Use Vanguard Fund Express (see
                                                                                        "Services and Account Features")
                                                                                        to transfer assets from your bank
                                                                                        account. Call Client Services be-
                                                                                        fore your first use to verify that
                                                                                        this option is in place.

                                        *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first exchange.


 IMPORTANT NOTE: Once a telephone transaction has been approved by you and a confirmation number assigned, it cannot be revoked. We reserve the right to refuse any purchase.


 By Wire                                Call Client Services to arrange                 Call Client Services to arrange
   [WIRE]                               your wire transaction.                          your wire transaction.

 Wire to:                               Wire transactions are not avail-                Wire transactions are not avail-
 CoreStates Bank, N.A.                  able for retirement accounts.                   able for retirement accounts.
 ABA 031000011
 CoreStates No 01019897
 [Temporary Account Number]
 Vanguard/Wellington Fund
 [Account Registration]
 Attention: Vanguard


Investor Information  1-800-662-7447   -   Client Services  1-800-662-2739   -
Tele-Account  1-800-662-6273

Investor Information 1-800-662-7447 - Client Services 1-800-662-2739 - Tele-Account 1-800-662-6273

                      Open A New Account       Add To An Existing Account
                                   --          Vanguard offers a variety of ways
 Automatically                                 that you can add to your account
  [Graphic of Arrows in a Circle]              automatically. See "Services and
                                               Account Features."



You can redeem (that is, sell or exchange) shares purchased by check or Vanguard Fund Express at any time. However, while your redemption request will be processed at the next-determined net asset value after it is received, your redemption proceeds will not be available until payment for your purchase is collected, which may take up to ten days.

NOTE: If you buy Fund shares through a registered broker-dealer or investment adviser, the broker-dealer or adviser may charge you a service fee.


  It is important that you call Vanguard before you invest a large dollar amount by wire or check. We must consider the interests of all Fund shareholders and so reserve the right to delay or refuse any purchase that will disrupt the Fund's operation or performance.


REDEEMING SHARES

IMPORTANT TAX NOTE: Any sale or exchange of shares in a non-retirement account could result in a taxable gain or a loss.

The ability to redeem (that is, sell or exchange) Fund shares by telephone is automatically established for your account unless you tell us in writing that you do not want this option.

  To protect your account from unauthorized or fraudulent telephone instructions, Vanguard follows specific security procedures. When we receive a call requesting an account transaction, we require the caller to provide:

-    Fund name.

-    10-digit account number.

-    Name and address exactly as registered on that account.

- Social Security or Employer Identification number as registered on that account.

  If you call to sell shares, the sale proceeds will be made payable to you, as the registered shareholder, and mailed to your account's address of record.

  If we follow reasonable security procedures, neither the Fund nor Vanguard will be responsible for the authenticity of transaction instructions received by telephone. We believe that these procedures are reasonable and that, if we follow them, you bear the risk of any losses resulting from unauthorized or fraudulent telephone transactions on your account.

HOW TO SELL SHARES

You may withdraw any part of your account, at any time, by selling shares. Sale proceeds are normally mailed within two business days after Vanguard receives your request. The sale price of your shares will be the Fund's next-determined net asset value after Vanguard receives all required documents in good order.

    Good order means that the request includes:

check mark    Fund name and account number.

check mark    Amount of the transaction (in dollars or shares).

check mark    Signatures of all owners exactly as registered on the account.

check mark    Signature guarantees (if required).

check mark    Any supporting legal documentation that may be required.

check mark    Any certificates you are holding for the account.

  Sales or exchange requests received after the close of trading on the New York Stock Exchange (generally 4 p.m. Eastern time) are processed at the next business day's net asset value.

  The Fund reserves the right to close any non-retirement or UGMA/UTMA account whose balance falls below the minimum initial investment. The Fund will deduct a $10 annual fee if your non-retirement account balance falls below $2,500 or if your UGMA/UTMA account balance falls below $500. The fee is waived if your total Vanguard account assets are $50,000 or more.

Some written requests require a signature guarantee from a bank, broker, or other acceptable institution. A notary public cannot provide a signature guarantee.


HOW TO EXCHANGE SHARES

An exchange is the selling of shares of one Vanguard fund to purchase shares of another.

  Although we make every effort to maintain the exchange privilege, Vanguard reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject any exchange, at any time, without notice.

  Because excessive exchanges can potentially disrupt the management of the Fund and increase transaction costs, Vanguard limits exchange activity to two SUBSTANTIVE EXCHANGE REDEMPTIONS (at least 30 days apart) from the Fund during any 12-month period. "Substantive" means either a dollar amount large enough to have a negative impact on the Fund or a series of movements between Vanguard funds.

  Before you exchange into a new Vanguard fund, be sure to read its prospectus. For a copy and for answers to questions you might have, call Investor Information.

SELLING OR EXCHANGING
       SHARES           ACCOUNT TYPE

BY TELEPHONE            ALL TYPES EXCEPT RETIREMENT:
[Telephone Receiver]    Call Vanguard Tele-Account* 24 hours a day -- or Client
  1-800-662-6273        Services during business hours -- to sell or exchange
Vanguard Tele-Account   shares. You can exchange shares from this Fund to open
  1-800-662-2739        an account in another Vanguard fund or to add to an
 Client Services        existing Vanguard fund account with an identical
                        registration.

                        RETIREMENT:
                        You can exchange -- but not sell -- shares by calling Tele-Account or Client Services.

                        *You must obtain a Personal Identification Number through Tele-Account at least seven days before you request your first redemption.

                        INVESTOR INFORMATION 1-800-662-7447
                        CLIENT SERVICES 1-800-662-2739
                        TELE-ACCOUNT 1-800-662-6273

SELLING OR EXCHANGING SHARES        ACCOUNT TYPE

BY MAIL                          ALL TYPES EXCEPT RETIREMENT:
[ENVELOPE]                       Send a letter of instruction signed by all
FIRST-CLASS mail to:             registered account holders. Include the fund
The Vanguard Group               name and account number and (if you are
Vanguard/Wellington Fund         selling) a dollar amount or number of shares OR
P.O. Box 1120                    (if you are exchanging) the name of the fund
Valley Forge, PA 19482           you want to exchange into and a dollar amount
EXPRESS or REGISTERED mail to:   or number of shares.
The Vanguard Group
Vanguard/Wellington Fund         RETIREMENT:
455 Devon Park Drive
Wayne, PA 19087                  For information on how to request distributions
                                 from . . .- IRAs, call Client Services. -
                                 SEP-IRAs, SIMPLE-IRAs, 403(b)(7)
                                 custodial accounts, and Profit-Sharing and
                                 Money Purchase Pension (Keogh) Plans,
                                 call Individual Retirement Services at
                                 1-800-662-2003.
                                 Depending on your account registration type, additional documentation may be required.

AUTOMATICALLY                    ALL TYPES EXCEPT RETIREMENT:
[Graphic of Arrows
in a circle]                     Vanguard offers several ways to sell or
                                 exchange shares automatically (see "Services and Account Features"). Call Investor
                                 Information for the appropriate booklet and application if you did not elect this feature when you opened your account.

  It is important that you call Vanguard before you redeem a large dollar amount. We must consider the interests of all Fund shareholders and so reserve the right to delay your redemption proceeds -- up to seven days -- if the amount will disrupt the Fund's operation or performance.


                    A NOTE ON UNUSUAL CIRCUMSTANCES

 Vanguard reserves the right to revise or terminate the telephone redemption privilege at any time, without notice. In addition, Vanguard can stop selling shares or postpone payment at times when the New York Stock Exchange is closed or under any emergency circumstances as determined by the United States Securities and Exchange Commission. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send us your request by regular or express mail. Follow the instructions on selling or exchanging shares by mail in the "Redeeming Shares" section.


FUND AND ACCOUNT UPDATES

STATEMENTS AND REPORTS

We will send you clear, concise account and tax statements to help you keep track of your Vanguard/Wellington Fund account throughout the year as well as when you are preparing your income tax returns.

  In addition, you will receive financial reports about the Fund twice a year. These comprehensive reports include an assessment of the Fund's performance (and a comparison to its industry benchmark), an overview of the markets, a report from the adviser, as well as a listing of its holdings and other financial statements.

INVESTOR INFORMATION 1-800-662-7447 - CLIENT SERVICES 1-800-662-2739 - TELE-ACCOUNT 1-800-662-6273

CONFIRMATION STATEMENT              Sent each time you buy, sell, or exchange
                                    shares; confirms the date and the amount of your transaction.

PORTFOLIO SUMMARY                   Mailed quarterly; shows the market
                                    value of your account at the close of the statement period, as well as distributions, purchases, sales, and exchanges for the current calendar year.

FUND FINANCIAL REPORTS              Mailed in January and July for this Fund.

TAX STATEMENTS                      Generally mailed in January; report previous
                                    year's dividend distributions, proceeds from the sale of shares, and distributions from IRAs or other retirement accounts.

AVERAGE COST STATEMENT              Issued quarterly for taxable
[BOOK]                              accounts (accompanies your Portfolio
                                    Summary); shows the average cost of shares that you redeemed during the previous quarter, using the average cost single category method.


AUTOMATED TELEPHONE ACCESS

VANGUARD TELE-ACCOUNT               Toll-free access to Vanguard fund and
1-800-662-6273                      account information -- as well as some
Any time, seven days a week,        transactions -- through any TouchTone(TM)
from anywhere in the continental    telephone. Tele-Account provides total
United States and Canada            return, share price, price change, and yield
[BOOK]                              quotations for all Vanguard funds; gives
                                    your account balances and history (e.g., last transaction, latest dividend distribution); and allows you to sell or exchange fund shares.

COMPUTER ACCESS

VANGUARD ON THE                     Use your personal computer to visit
WORLD WIDE WEB                      Vanguard's education-oriented website,
http://www.vanguard.com             which provides timely news and information
                                    about Vanguard funds and services; an
                                    on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

VANGUARD ONLINE (sm)                Use your personal computer to learn more
KEYWORD: Vanguard                   about Vanguard funds and services; keep in
                                    touch with your Vanguard accounts; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R) (AOL). To establish an AOL account, call 1-800-
                                    238-6336.

Investor Information  1-800-662-7447  -   Client Services  1-800-662-2739  -
Tele-Account  1-800-662-6273

                                PLAIN TALK ABOUT

                             KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Wellington
Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.


PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Wellington Fund, including its investment objective, risks, strategies, and expenses, as well as services available to you as a shareholder.

  It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

  / /     The Fund's objectives? (page 4)

  / /     The Fund's investment strategies? (page 5)

  / /     Who should invest in the Fund? (page 4)

  / /     The risks associated with the Fund? (pages 4 - 8)

  / /     Whether the Fund is federally insured?
          (inside front cover)

  / /     The Fund's expenses? (page 2)

  / /     The background of the Fund's investment managers?
          (page 12)

  / /     How to open an account? (page 16)

  / /     How to sell or exchange shares? (page 18)

  / /     How often you'll receive statements and financial reports?
          (page 20)

A SIMPLE RISK QUIZ

A. I HAVE BEEN INVESTING IN STOCK AND BOND MUTUAL FUNDS (OR IN INDIVIDUAL STOCKS OR BONDS) FOR . . .

   1. Less than a year
   2. 1 - 2 years
   3. 3 - 4 years
   4. 5 - 9 years
   5. 10 years or more

B. WHEN IT COMES TO INVESTING IN STOCK OR BOND MUTUAL FUNDS (OR INDIVIDUAL STOCKS OR BONDS), I WOULD SAY I'M . . .

   1. A very inexperienced investor
   2. A somewhat inexperienced investor
   3. A somewhat experienced investor
   4. An experienced investor
   5. A very experienced investor

C. I AM COMFORTABLE WITH INVESTMENTS THAT MAY LOSE MONEY FROM TIME TO TIME IF THEY OFFER THE POTENTIAL FOR HIGHER RETURNS.

   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

D. I WILL KEEP AN INVESTMENT EVEN IF IT LOSES 10% OF ITS VALUE OVER THE COURSE OF A YEAR.

   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

E. IN ADDITION TO MY LONG-TERM INVESTMENTS, I HAVE EMERGENCY SAVINGS EQUAL TO ____ MONTHS OF MY TAKE- HOME PAY.

   1. Zero
   2. One
   3. Two
   4. Three
   5. Four or more

F.   I FIND IT EASY TO PAY MY MONTHLY BILLS FROM MY CURRENT PAY.

   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree

G. OVERALL, MY PERSONAL FINANCIAL SITUATION IS SECURE.

   1. I strongly disagree
   2. I disagree
   3. I somewhat agree
   4. I agree
   5. I strongly agree


                             ABOUT THE QUIZ

Knowing your risk tolerance is important when you are making an investment decision. To give you a general idea of your comfort level with investing, circle the response that most closely matches your personal situation. Keep in mind, though, that there is no "foolproof" way to accurately gauge your risk tolerance. Scoring for the quiz is below.


                         HOW TO SCORE THE QUIZ

Use the number of your answer as the number of points scored. For instance, if you chose answer #3 to a question, that's worth three points. Add up your points and check below for the type of investor you are. (Note: If you chose answer #1 or #2 to Question C, subtract five points from your total score.)

- If you scored between 0 and 25 points, you are considered a conservative investor.

- If you scored between 26 and 32 points, you are considered a moderate investor.

- If you scored between 33 and 35 points, you are considered an aggressive investor.

                            PLAIN TALK ABOUT

                         INFLATION AND YOUR INVESTMENTS

No matter how you invest your money, inflation -- the rising cost of living -- is a constant threat to your investment returns. The chart below shows how stocks, bonds, and cash reserves have fared against inflation over time.

                             INFLATION'S EFFECT ON
                               INVESTMENT RETURNS
                                  (1926-1995)

                                        CASH
                                      RESERVES        BONDS         STOCKS
Average Annual Rate of Inflation          5.4%         5.4%           5.4%
Real Return After Inflation               1.3%         2.5%           5.3%
                                          ----         ----           -----
                                          6.7%         7.9%           10.7%

Source: Stocks, Bonds, Bills, and Inflation 1996 Yearbook(TM), Ibbotson Associates, Chicago (annually updates work by Roger G. Ibbotson and Rex A. Sinquefield). Used with permission. All rights reserved.

AN INVESTMENT PRIMER

Whether you are investing for the short or long term, keep these three points in mind:

1.    INVEST IN ALL THREE OF THE MAJOR ASSET CLASSES.

Most people use a combination of . . .

- Stocks, which are considered the "riskiest" of the three asset classes. Day to day, or even year to year, stocks tend to have wide price swings. Despite this potential for significant price fluctuation, however, stocks have historically offered higher returns than the other major asset classes over longer periods.

- Bonds, which are chiefly influenced by changes in interest rates. When interest rates climb, bond prices drop; when interest rates fall, bond prices rise.

- Cash reserves, which offer more share-price (or capital) stability than stocks or bonds -- but also generate lower returns. Some examples are Treasury bills and money market funds.


2.    REMEMBER THAT SAFETY HAS A PRICE.

Many people want a "no-risk" investment. Remember, though, that the more safety you seek, the less potential reward you can expect -- and the less you can expect in returns after inflation. Inflation affects not only the price you pay for goods and services; it also eats away at your investment returns over time. What is left is known as your "real" return -- the actual return you receive after you factor in inflation (see the chart at left).

3.    CHANCES ARE GOOD THAT YOU CAN AFFORD TO TAKE MORE RISK.

As the chart shows, inflation cuts into the returns of all three asset classes. However, stocks and bonds have had an easier time of outpacing inflation over time -- which means that, to beat inflation, you may need to invest more aggressively.

  Don't be put off by potential downswings in the value of your investment, especially if you are investing for long periods. Time acts as a shock absorber, letting you ride out the short-term bumps that investments often provide. The longer you hold an investment, the more likely it is that you will earn a positive return.

GLOSSARY OF INVESTMENT TERMS


BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.


BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.


CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.


CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, commercial paper, and banker's acceptances.


COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.


CREDIT QUALITY

A measure of a bond issuer's ability to repay interest and principal in a timely manner.


DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.


EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.


FACE VALUE

The value of a bond at the time it was issued (that is, initially sold).


FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.


INVESTMENT GRADE

Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.


MATURITY

The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.


MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.


NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.


PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.


PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.


TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.


VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.


YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                      [THE VANGUARD GROUP LOGO]



INVESTOR INFORMATION              VANGUARD BROKERAGE               ELECTRONIC ACCESS TO THE
DEPARTMENT                        SERVICES                         VANGUARD MUTUAL FUND
1-800-662-7447 (SHIP)             1-800-992-8327                   EDUCATION AND INFORMATION
TEXT TELEPHONE:                   For information on trading       CENTER
1-800-952-3335                    stocks, bonds, and options       World Wide Web
For information on our funds,     at reduced commissions           http://www.vanguard.com
fund services, and retirement
accounts; requests for            VANGUARD TELE-ACCOUNT (R)        E-mail
literature                        1-800-662-6273 (ON-BOARD)        online@vanguard.com
                                  For 24-hour automated access
CLIENT SERVICES DEPARTMENT        to price and yield, information
1-800-662-2739 (CREW)             on your account, certain
TEXT TELEPHONE:                   transactions
1-800-662-2738
For information on your
account, account transactions,
account statements

                                                        VANGUARD/
                                                        WELLINGTON FUND

                                                        Institutional Prospectus
                                                        March 21, 1997



This prospectus contains
financial data for the
Fund through the
fiscal year ended
November 30, 1996.

                                                         [LOGO]

VANGUARD/WELLINGTON FUND                                  A Balanced Mutual Fund



CONTENTS

Fund Expenses                                                     2

Financial Highlights                                              3

A Word About Risk                                                 4

The Fund's Objectives                                             4

Who Should Invest                                                 4

Investment Strategies                                             5

Investment Policies                                               8

Investment Limitations                                            9

Investment Performance                                           10

Share Price                                                      11

Dividends, Capital Gains, and Taxes                              11

The Fund and Vanguard                                            12

Investment Adviser                                               12

General Information                                              13

Investing with Vanguard

-  For Plan Participants                                         14

-  For Other Institutional Investors                             14

Accessing Fund Information by Computer                           15

Prospectus Postscript                                            16

Glossary                                          Inside Back Cover



INVESTMENT OBJECTIVES AND POLICIES

Vanguard/Wellington Fund (the "Fund") is a diversified open-end investment company, or mutual fund, that seeks to conserve capital and to provide moderate long-term capital growth and moderate income.

         The Fund invests approximately 60% to 70% of its assets in dividend-paying stocks of established, large and medium-size companies that, in the adviser's opinion, are undervalued but whose prospects are improving. The remaining 30% to 40% of assets are invested primarily in high-quality, longer-term corporate bonds with some exposure to U.S. Treasury, government agency, and mortgage-backed bonds.

         IT IS IMPORTANT TO NOTE THAT THE FUND'S SHARES ARE NOT GUARANTEED OR INSURED BY THE FDIC OR ANY OTHER AGENCY OF THE U.S. GOVERNMENT. AS WITH ANY INVESTMENT IN STOCKS (WHICH ARE SUBJECT TO WIDE FLUCTUATIONS IN MARKET VALUE) AND BONDS (WHICH ARE SENSITIVE TO CHANGES IN INTEREST RATES), YOU COULD LOSE MONEY BY INVESTING IN THE FUND.

FEES AND EXPENSES

The Fund is offered on a no-load basis, which means that you pay no sales commissions or 12b-1 marketing fees. You will, however, incur expenses for investment advisory, management, administrative, and distribution services, which are included in the expense ratio.

IMPORTANT NOTE

This prospectus is intended for institutional clients and for participants in employer-sponsored retirement or savings plans. Another version -- for investors who would like to open a personal investment account -- can be obtained by calling Vanguard at 1-800-662-7447.

ADDITIONAL INFORMATION ABOUT THE FUND

A Statement of Additional Information (dated March 21, 1997) containing more information about the Fund is, by reference, part of this prospectus and may be obtained without charge by contacting Vanguard (see back cover).

WHY READING THIS PROSPECTUS IS IMPORTANT

This prospectus explains the objectives, risks, and strategies of Vanguard/Wellington Fund. To highlight terms and concepts important to mutual fund investors, we have provided "Plain Talk" explanations along the way. Reading the prospectus will help you to decide whether the Fund is the right investment for your needs. We suggest that you keep it for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FUND PROFILE                                            Vanguard/Wellington Fund



WHO SHOULD INVEST (page 4)

-  Investors seeking moderate long-term capital growth and moderate income.

-  Investors willing to invest for the long term -- at least five years.

WHO SHOULD NOT INVEST

-  Investors seeking significant dividend income.

-  Investors unwilling to accept significant share-price fluctuations.

RISKS OF THE FUND (pages 4 - 9)

The Fund's total return will fluctuate within a wide range, so an investor could lose money over short or even extended periods. The Fund is subject to -- among other risks -- stock market risk (the chance that stock prices in general will decline, sometimes suddenly and sharply) and interest rate risk (the chance that bond prices will decline because of rising interest rates).

DIVIDENDS AND CAPITAL GAINS (page 11)

Dividends are paid in March, June, September, and December. Capital gains, if any, are paid in December. In participant accounts, all distributions are automatically reinvested.

INVESTMENT ADVISER (page 12)

Wellington Management Company, LLP,
Boston, MA.

INCEPTION DATE: July 1, 1929

NET ASSETS AS OF 11/30/96: $16.5 billion

FUND'S EXPENSE RATIO FOR THE
YEAR ENDED 11/30/96: 0.31%

NEWSPAPER ABBREVIATION: Welltn

VANGUARD FUND NUMBER: 021

AVERAGE ANNUAL TOTAL RETURNS --
PERIODS ENDED NOVEMBER 30, 1996

                                   1 Year           5 Years          10 Years
                                   ------------------------------------------
Wellington Fund                    21.3%            15.8%            12.7%
Composite Index*                   19.8             15.2             13.5
*65% stocks, 35% bonds. See page 10 for details

QUARTERLY RETURNS (%) 1987 - 1996 (intended to show volatility of returns)

                 [PLOT POINTS TO COME FOR BAR CHART GOING HERE]

*65% stocks, 35% bonds. See page 10 for details.

In evaluating past performance, remember that it is not indicative of future performance and that returns from stocks before adjusting for inflation were relatively high during the periods shown. Performance figures include the reinvestment of any dividends and capital gains distributions. The returns shown are net of expenses for the Fund, but they do not reflect income taxes an investor would have incurred. The Composite Index is a theoretical portfolio, incurring none of the advisory fees, operating expenses, and portfolio transaction costs that are borne by an operating mutual fund. Note, too, that both the return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost.

                                PLAIN TALK ABOUT

                             THE COSTS OF INVESTING

Costs are an important consideration in choosing a mutual fund. That's because you, as a shareholder, pay the costs of operating a fund, plus any transaction costs associated with buying, selling, or exchanging shares. These costs can erode a substantial portion of the gross income or capital appreciation a fund achieves. Even seemingly small differences in fund expenses can, over time, have a dramatic impact on a fund's performance.


                                PLAIN TALK ABOUT

                                  FUND EXPENSES

All mutual funds have operating expenses. These expenses, which are deducted from a fund's gross income, are expressed as a percentage of the net assets of the fund. Vanguard/Wellington Fund's expense ratio in fiscal year 1996 was 0.31%, or $3.10 per $1,000 of average net assets. The average balanced mutual fund had expenses in 1996 of 1.32%, or $13.20 per $1,000 of average net assets, according to Lipper Analytical Services, Inc., which reports on the mutual fund industry.


FUND EXPENSES

The examples below are designed to help you understand the various costs you would bear, directly or indirectly, as an investor in the Fund.

      As noted in this table, you do not pay fees of any kind when you buy, sell, or exchange shares of the Fund:

SHAREHOLDER TRANSACTION EXPENSES

Sales Load Imposed on Purchases:                            None
Sales Load Imposed on Reinvested Dividends:                 None
Redemption Fees:                                            None
Exchange Fees:                                              None

      The next table illustrates the operating expenses that you would incur as a shareholder of the Fund. These expenses are deducted from the Fund's income before it is paid to you. Expenses include investment advisory fees as well as the costs of maintaining accounts, administering the Fund, providing shareholder services, and other activities. The expenses shown in the table are for the fiscal year ended November 30, 1996.

ANNUAL FUND OPERATING EXPENSES

Management and Administrative Expenses:                    0.23%
Investment Advisory Expenses:                              0.04%
12b-1 Marketing Fees:                                       None
Other Expenses

   Marketing and Distribution Costs:                0.02%
   Miscellaneous Expenses (e.g., Taxes, Auditing):  0.02%
                                                    ----

Total Other Expenses:                                      0.04%
                                                           ----
   TOTAL OPERATING EXPENSES (EXPENSE RATIO):               0.31%
                                                           ====

      The following example illustrates the hypothetical expenses that you would incur on a $1,000 investment over various periods. The example assumes (1) that the Fund provides a return of 5% a year and (2) that you redeem your investment at the end of each period.

            -----------------------------------------
            1 YEAR     3 YEARS    5 YEARS    10 YEARS
            -----------------------------------------
              $3         $10        $17         $39
            -----------------------------------------

THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF ACTUAL EXPENSES OR PERFORMANCE FROM THE PAST OR FOR THE FUTURE, WHICH MAY BE HIGHER OR LOWER THAN THOSE SHOWN.

FINANCIAL HIGHLIGHTS

The following financial highlights table shows the results for a share outstanding for each of the last ten years ended November 30, 1996. The financial data were audited by Price Waterhouse LLP, independent accountants. You should read this information in conjunction with the Fund's financial statements and accompanying notes, which appear, along with the audit report from Price Waterhouse, in the Fund's most recent Annual Report to shareholders. The Annual Report is incorporated by reference in the Statement of Additional Information and in this prospectus, and contains a more complete discussion of the Fund's performance. You may have the Report sent to you without charge by writing to Vanguard (see back cover).


-------------------------------------------------------------------------------------------------------------------------------
                                                                Year Ended November 30,
                          -----------------------------------------------------------------------------------------------------
                             1996       1995      1994       1993      1992      1991      1990      1989      1988       1987
                          -----------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 BEGINNING OF PERIOD      $ 24.57    $ 19.33    $20.78    $ 19.34    $17.95    $16.29    $18.40    $16.82    $14.92    $ 16.06
                          -----------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
 Net Investment Income       1.02        .96       .88        .92       .93       .96      1.01      1.02       .96        .95
 Net Realized and
  Unrealized Gain (Loss)
  on Investments             4.00       5.19     (1.03)      1.62      1.65      1.71     (1.46)     2.12      2.06      (1.55)
                          -----------------------------------------------------------------------------------------------------
  TOTAL FROM INVESTMENT
   OPERATIONS                5.02       6.15      (.15)      2.54      2.58      2.67      (.45)     3.14      3.02       (.60)
-------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS
 Dividends from Net
  Investment Income          (.97)      (.88)     (.92)      (.94)     (.96)    (1.01)    (1.06)     (.98)     (.98)      (.54)
 Distributions from
  Realized Capital Gains     (.28)      (.03)     (.38)      (.16)     (.23)       --      (.60)     (.58)     (.14)        --
                          -----------------------------------------------------------------------------------------------------
  TOTAL DISTRIBUTIONS       (1.25)      (.91)    (1.30)     (1.10)    (1.19)    (1.01)    (1.66)    (1.56)    (1.12)
-------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE,
 END OF PERIOD            $ 28.34    $ 24.57    $19.33    $ 20.78    $19.34    $17.95    $16.29    $18.40    $16.82    $ 14.92

===============================================================================================================================
TOTAL RETURN                21.26%     32.70%    -0.82%     13.62%    14.99%    16.81%    -2.65%    19.98%    21.03%    -4.26%
===============================================================================================================================
RATIOS/SUPPLEMENTAL DATA
Net Assets, End of
 Period (Millions)        $16,505    $12,333    $8,638    $ 7,917    $5,359    $3,473    $2,317    $2,035    $1,527    $ 1,274
Ratio of Expenses to
 Average Net Assets          0.31%      0.33%     0.35%      0.34%     0.33%     0.35%     0.43%     0.42      0.47%      0.43%
Ratio of Net Investment
 Income to Average
Net Assets                   4.08%      4.37%     4.35%      4.55%     4.98%     5.39%     5.99%     5.77%     5.88%      5.56%
Portfolio Turnover Rate        30%        24%       32%        34%       24%       35%       33%       30%       28%        27%
Average Commission
 Rate Paid                $ .0287        N/A       N/A        N/A       N/A       N/A       N/A        N/A       N/A        N/A
-------------------------------------------------------------------------------------------------------------------------------

      From time to time, the Vanguard funds advertise yield and total return figures. Yield is an historical measure of dividend income, and total return is a measure of past dividend income (assuming that it has been reinvested) plus capital appreciation. Neither yield nor total return should be used to predict the future performance of a fund.


                                PLAIN TALK ABOUT

                   HOW TO READ THE FINANCIAL HIGHLIGHTS TABLE

The Fund began fiscal 1996 with a net asset value (price) of $24.57 per share. During the year, the Fund earned $1.02 per share from investment income (interest and dividends) and $4.00 per share from investments that had appreciated in value or that were sold for higher prices than the Fund paid for them. Of those total earnings of $5.02 per share, $0.97 per share was returned to shareholders in the form of dividend distributions, and $0.28 per share in the form of capital gains distributions. The earnings ($5.02 per share) less total distributions ($1.25 per share) resulted in a share price of $28.34 at the end of the year, an increase of $3.77 per share (from $24.57 at the beginning of the period to $28.34 at the end of the period). Assuming that the shareholder had reinvested the distributions in the purchase of more shares, total return from the Fund was 21.26% for the year.

      As of November 30, 1996, the Fund had $16.5 billion in net assets; an expense ratio of 0.31% ($3.10 per $1,000 of net assets); and net investment income amounting to 4.08% of its average net assets. It sold and replaced securities valued at 30% of its total net assets.

                                PLAIN TALK ABOUT

                                 BALANCED FUNDS

   Balanced funds are "middle-of-the-road" investments that seek to provide some combination of growth, income, and conservation of capital by investing in a mix of stocks, bonds, and/or money market instruments. Because stocks and bonds tend to move in different directions, balanced funds are able to use the rewards from one type of investment to help offset the risks from another.


A WORD ABOUT RISK

This prospectus describes the risks you will face as an investor in Vanguard/Wellington Fund. It is important to keep in mind one of the main axioms of investing: the higher the risk of losing money, the higher the potential reward. The reverse, also, is generally true: the lower the risk, the lower the potential reward. However, as you consider an investment in Vanguard/Wellington Fund, you should also take into account your personal tolerance for the daily fluctuations of both the stock and bond markets.

   Look for the "warning flag" symbol [FLAG GRAPHIC] throughout the prospectus. It is used to mark detailed information about each type of risk that you, as a shareholder of the Fund, will confront.

THE FUND'S OBJECTIVES

The Fund seeks to conserve capital and to provide moderate long-term capital growth and moderate income. These objectives are not fundamental, which means that they can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its objectives, the Fund will give shareholders 30-days notice, in writing.


[FLAG       BECAUSE OF THE SEVERAL TYPES OF RISK DESCRIBED ON THE FOLLOWING
GRAPHIC]    PAGES, YOUR INVESTMENT IN THE FUND, AS WITH ANY INVESTMENT IN STOCKS
            AND BONDS, COULD LOSE MONEY.

WHO SHOULD INVEST

The Fund may be a suitable investment for you if:

- You wish to add a balanced fund to your existing holdings, which could include other stock and bond -- as well as money market and tax-exempt -- investments.

- You are seeking moderate growth of your capital over the long term -- at least five years -- while, at the same time, conserving your capital as much as possible.

-  You are seeking moderate income.

- You want a simple way to invest in a relatively fixed percentage of stocks and bonds.

   This Fund is not an appropriate investment if you are a market-timer. Investors who engage in excessive in-and-out trading activity generate additional costs that are borne by all of the Fund's shareholders. To minimize such costs, which reduce the ultimate returns achieved by you and other shareholders, the Fund has adopted the following policies:

- The Fund reserves the right to reject any purchase request -- including exchanges from other Vanguard funds -- that it regards as disruptive to the efficient management of the Fund. This could be because of the timing of the investment or because of a history of excessive trading by the investor.

- There is a limit on the number of times you can exchange into or out of the Fund. If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, your plan dictates the rules governing exchanges. Contact your plan administrator for details.

-  The Fund reserves the right to stop offering shares at any time.

INVESTMENT STRATEGIES

This section explains how Vanguard/Wellington Fund's investment adviser pursues the objectives of conservation of capital, moderate long-term capital growth, and moderate current income. It also explains important risks -- stock market risk, interest rate risk, manager risk, and credit risk -- faced by investors in the Fund. Like the Fund's objectives, the adviser's investment strategies are not fundamental and can be changed by the Fund's board of directors without shareholder approval. However, before making any important change in its strategies, the Fund will give shareholders 30-days notice, in writing.

MARKET EXPOSURE

STOCKS

Roughly two-thirds of the Fund's assets are invested in common stocks. At times, the Fund may also invest in securities that are convertible into common stocks.

[FLAG       THE FUND IS SUBJECT TO STOCK MARKET RISK, WHICH IS THE POSSIBILITY
GRAPHIC]    THAT STOCK PRICES OVERALL WILL DECLINE OVER SHORT OR EVEN EXTENDED
            PERIODS. STOCK MARKETS TEND TO MOVE IN CYCLES, WITH PERIODS OF
            RISING STOCK PRICES AND PERIODS OF FALLING STOCK PRICES.

   To illustrate the volatility of stock prices, the following table shows the best, worst, and average total returns (dividend income plus change in market value) for the U.S. stock market over various periods as measured by the Standard & Poor's 500 Composite Stock Price Index, a widely used barometer of stock market activity. Note that the returns shown do not include the costs of buying and selling stocks or other expenses that a real-world investment portfolio would incur. Note, also, how the gap between best and worst tends to narrow over the long term.

                                PLAIN TALK ABOUT

                             COSTS AND MARKET TIMING

Some investors try to profit from "market timing" -- switching money into investments when they expect prices to rise, and taking money out when they expect the market to fall. As money is shifted in and out, a fund incurs expenses for buying and selling securities. These costs are borne by all fund shareholders, including long-term investors who do not generate the costs. Therefore, the Fund discourages short-term trading by, among other things, closely monitoring daily transactions.

                                PLAIN TALK ABOUT

                            BONDS AND INTEREST RATES

As a rule, when interest rates rise, bond prices fall. The opposite is also true: Bond prices go up when interest rates fall. Why do bond prices and interest rates move in opposite directions? Let's assume that you hold a bond offering a 5% yield. A year later, interest rates are on the rise and bonds are offered with a 6% yield. With higher-yielding bonds available, you would have trouble selling your 5% bond for the price you paid -- causing you to lower your asking price. On the other hand, if interest rates were falling and 4% bonds were being offered, you would be able to sell your 5% bond for more than you paid.


                                PLAIN TALK ABOUT

                                 BOND MATURITIES

A bond is issued with a specific maturity date -- the date when the bond's issuer, or seller, must pay back the bond's initial value (known as its "face value"). Bond maturities generally range from less than one year (short term) to 30 years (long term). The longer a bond's maturity, the more risk you, as a bond investor, face as interest rates rise -- but also the more interest you could receive. Long-term bonds are more suitable for investors willing to take greater risks in hope of higher yields; short-term bond investors should be willing to accept lower yields in return for less fluctuation in the value of their investment.

------------------------------------------------------------------
              U.S. STOCK MARKET RETURNS (1926 - 1996)
------------------------------------------------------------------
                    1 YEAR       5 YEARS     10 YEARS     20 YEARS
------------------------------------------------------------------
Best                 53.9%         23.9%       20.1%        16.9%
Worst              - 43.3%       - 12.5%      - 0.9%         3.1%
Average              12.7%         10.4%       10.8%        10.8%
------------------------------------------------------------------

   The table covers all of the 1-, 5-, 10-, and 20-year periods from 1926 through 1996. For example, while the average return on stocks for all of the 5-year periods was 10.4%, returns for these 5-year periods ranged from a -12.5% average (from 1928 through 1932), to 23.9% (from 1950 through 1954). These average returns reflect past performance of common stocks and should not be regarded as an indication of future returns from either the stock market as a whole or this Fund in particular.

   Finally, because Vanguard/Wellington Fund does not hold the same securities held in the S&P 500 Index or any other market index, the performance of the Fund will not mirror the returns of any particular index.

BONDS

Approximately one-third of the Fund's assets are invested in bonds.

[FLAG       THE FUND IS SUBJECT TO INTEREST RATE RISK, WHICH IS THE POSSIBILITY
GRAPHIC]    THAT BOND PRICES OVERALL WILL DECLINE OVER SHORT, OR EVEN EXTENDED,
            PERIODS DUE TO RISING INTEREST RATES. INTEREST RATE RISK SHOULD BE
            MODEST FOR SHORTER-TERM BONDS AND HIGH FOR LONGER-TERM BONDS.

   Although bonds are often thought to be less risky than stocks, there have been periods when bond values have fallen significantly due to rising interest rates. For instance, prices of long-term bonds fell by almost 48% between December 1976 and September 1981.

   To illustrate the relationship between bond prices and interest rates, the following table shows the impact of a 2% change (both up and down) in interest rates on three $1,000 bonds, each with a different maturity.

--------------------------------------------------------------------------
                     HOW INTEREST RATE CHANGES AFFECT BONDS*
--------------------------------------------------------------------------
                        VALUE OF A $1,000 BOND      VALUE OF A $1,000 BOND
                          AFTER A 2% INCREASE        AFTER A 2% DECREASE
MATURITY                   IN INTEREST RATES          IN INTEREST RATES
--------------------------------------------------------------------------
Short-Term (2.5 years)          $956                   $1,046
Intermediate-Term (10 years)    $870                   $1,156
Long-Term (20 years)            $816                   $1,251
--------------------------------------------------------------------------
*Assuming a 7% yield.

   These figures are for illustrative purposes only and should not be regarded as an indication of future returns from the bond market as a whole, or the Fund in particular.

   Finally, because stock and bond prices often move in different directions, the Fund's bond holdings help to dampen -- but not eliminate -- some of the stock market volatility experienced by the Fund. Likewise, changes in interest rates may not have as dramatic an effect on Wellington Fund as they would on a fund made up entirely of bonds.

SECURITY SELECTION

Wellington Management Company, LLP (WMC), adviser to the Fund, invests approximately 60% to 70% of the Fund's assets in dividend-paying common stocks and the remaining 30% to 40% of assets in high-quality bonds. While the mix of stocks and bonds varies from time to time depending on the adviser's views of economic and market conditions, the stock portion can be expected to represent at least 60% of the Fund's holdings.

   The Fund is run by WMC according to traditional methods of active investment management. Securities are bought and sold based on WMC's judgments about companies and their financial prospects, and about bond issuers and the general level of interest rates. To achieve the Fund's objectives of conservation of capital, moderate long-term growth, and moderate income, the adviser follows specific strategies for stock selection and bond selection.

[FLAG       THE FUND IS SUBJECT TO MANAGER RISK, WHICH IS THE POSSIBILITY THAT
GRAPHIC]    WMC MAY DO A POOR JOB OF SELECTING STOCKS AND BONDS.

STOCKS

WMC uses extensive research to find what it considers to be undervalued stocks of established, large- and medium-size companies. WMC considers a stock to be undervalued if company earnings, or potential earnings, are not fully reflected in the stock's share price. In other words, the current prices of these large- and mid-cap stocks may be less than what the adviser thinks they are truly worth.

   The adviser's goal is to identify and purchase these securities before their value is recognized by other investors. The adviser emphasizes stocks that, on average, provide a higher level of dividend income than stocks in the overall market generally provide. By adhering to this stock selection strategy and by investing in a wide variety of companies and industries, the adviser expects to moderate overall risk.

   The Fund's top ten stock holdings (which amounted to 16% of the Fund's net assets) as of November 30, 1996, follow.

    1. General Electric Co.
    2. Allstate Corp.
    3. Citicorp
    4. First Bank System, Inc.
    5. Kimberly-Clark Corp.
    6. Northrop Grumman Corp.
    7. Bristol-Myers Squibb Co.
    8. Dow Chemical Co.
    9. General Motors Corp.
   10. Ford Motor Co.


                                PLAIN TALK ABOUT

                    LARGE-CAP, MID-CAP, AND SMALL-CAP STOCKS

Stocks of publicly traded companies -- and mutual funds that hold these stocks -- can be classified by the companies' market value, or capitalization. Vanguard defines large-capitalization, or large-cap, funds as those holding stocks of companies with a median market value of their outstanding shares exceeding $5 billion. Mid-cap funds hold stocks of companies with a median market value between $1 billion and $5 billion. Small-cap funds hold stocks of companies with a median market value of less than $1 billion. Historically, large-cap funds have exhibited lower volatility than mid-cap and small-cap funds.

                                PLAIN TALK ABOUT

                                 TYPES OF BONDS

Bonds are issued (sold) by many sources: corporations issue corporate bonds; the federal government issues U.S. Treasury bonds; agencies of the federal government issue agency bonds; and mortgage holders issue "mortgage-backed" bonds such as Government National Mortgage Association (GNMA). Each issuer is responsible for paying back the bond's initial value as well as periodic interest payments.

                                PLAIN TALK ABOUT

                                 CREDIT QUALITY

A bond's credit quality depends on the issuer's ability to pay interest on the bond and, ultimately, to repay the debt. The lower the rating by one of the independent bond-rating agencies (for example, Moody's or Standard & Poor's), the greater the chance (in the rating agency's opinion) that the bond issuer will default, or fail to meet its payment obligations. All things being equal, the lower a bond's credit rating, the higher the yield the bond seeks to pay (as compensation for the risks an investor must take).

                                PLAIN TALK ABOUT

                               PORTFOLIO TURNOVER

Before investing in a mutual fund, you should review its portfolio turnover rate for an indication of the potential effect of transaction costs on the fund's future returns. In general, the greater the volume of buying and selling by the fund, the greater the impact that brokerage commissions and other transaction costs will have on its return. The average turnover rate for actively managed balanced funds is 86%.

   Keep in mind that, because the stock makeup of the Fund changes daily, this listing is only a "snapshot" at one point in time.

BONDS

WMC selects high-quality bonds that, it believes, will generate a high and sustainable level of income. These bonds would include intermediate- and long-term corporate bonds, U.S. Treasury, government agency, and mortgage-backed and asset-backed bonds.

   A breakdown of the Fund's bond holdings (which amounted to 34% of the Fund's total net assets) as of November 30, 1996, follows.

            ------------------------------------------
            TYPE                        PERCENTAGE OF
            OF BOND                     FUND'S ASSETS
            ------------------------------------------
            Corporate                              19%
            U.S. Treasury and
              government agency                    12
            Foreign issuers                         3
            Other                                   0
            ------------------------------------------

[FLAG       THE FUND IS SUBJECT, TO A LIMITED EXTENT, TO CREDIT RISK, WHICH IS
GRAPHIC]    THE POSSIBILITY THAT A BOND ISSUER WILL FAIL TO REPAY INTEREST AND
            PRINCIPAL IN A TIMELY MANNER.

   WMC purchases bonds that are primarily investment-grade quality -- that is, the bonds are rated at least Baa by Moody's Investors Service, Inc., or BBB by Standard & Poor's Corporation. The average quality of bonds held by the Fund, as of November 30, 1996, was Aa2, according to Moody's.

   The U.S. government guarantees the timely payment of interest and principal for its Treasury bonds, but does not guarantee its bonds' prices. In other words, while the Treasury bonds enjoy the highest credit ratings, their prices -- like the prices of other bonds in the Fund -- will fluctuate with changes in interest rates.

PORTFOLIO TURNOVER

Although the Fund generally seeks to invest for the long term, it retains the right to sell securities regardless of how long they have been held. It is not expected that the Fund's turnover rate would exceed 50% in the future. (A turnover rate of 100% would occur, for example, if the Fund sold and replaced securities valued at 100% of its total net assets within a one-year period.)

INVESTMENT POLICIES

Besides investing in stocks of large and medium-size companies and high-quality intermediate- and long-term bonds issued by corporations, the U.S. government, and its agencies, the Fund may follow a number of investment policies to achieve its objectives.

   Up to 15% of the Fund's assets may be invested in the common stocks of foreign companies as well as securities that are convertible into foreign stocks. The Fund may engage in currency transactions with respect to these securities. The Fund may also invest in fixed-income securities issued by foreign governments and non-U.S.-based companies; however, these securities must be valued in U.S. dollars and meet the Fund's credit quality standards. Over the years, the prices of foreign investments and the prices of U.S. investments have often moved in different directions. In addition, international markets operate differently from U.S. markets. For instance, foreign exchanges, brokers, and companies generally have less government supervision and regulation than in the U.S.

   The Fund may invest up to 15% of its assets in restricted securities with limited marketability or other illiquid securities.

   The Fund may also invest in derivatives.

[FLAG       THE FUND RESERVES THE RIGHT TO INVEST, TO A LIMITED EXTENT, IN STOCK
GRAPHIC]    AND BOND (INTEREST RATE) FUTURES AND OPTIONS CONTRACTS, WHICH ARE
            TRADITIONAL TYPES OF DERIVATIVES. THE FUND MAY ALSO INVEST MODESTLY
            IN LESS RISKY CLASSES OF COLLATERALIZED MORTGAGE OBLIGATIONS (CMOS).

   Losses (or gains) involving futures can sometimes be substantial -- in part because a relatively small price movement in a futures contract may result in an immediate and substantial loss (or gain) for a Fund. This Fund will not use futures and options for speculative purposes or as leveraged investments that magnify the gains or losses of an investment. If it holds futures and options, the Fund will keep separate cash reserves or short-term cash-equivalent securities in the amount of the obligation underlying the futures contract. Only a limited percentage of the Fund's assets -- up to 5% if required for deposit and no more than 20% of total assets -- may be committed to such contracts.

   The reasons for which the Fund may use futures and options are:

- To keep cash on hand to meet shareholder redemptions or other needs while simulating full investment in stocks and bonds.

-  To make it easier to trade.

- To reduce costs by buying futures instead of actual stocks or bonds when futures are cheaper.

   Please see the Statement of Additional Information for a more detailed discussion of the Fund's investments in derivatives. The Fund will usually hold only a small percentage of its assets in cash reserves, although if the investment adviser believes that market conditions warrant a temporary defensive measure, the Fund may hold cash reserves without limit.

INVESTMENT LIMITATIONS

To reduce risk and maintain diversification, the Fund has adopted limits on some of its investment policies. Specifically, the Fund will not:


                                PLAIN TALK ABOUT

                                   DERIVATIVES

A derivative is a financial contract whose value is based on (or "derived" from) a traditional security (such as a stock or a bond), an asset (such as a commodity like gold), or a market index (such as the S&P 500 Index). Futures and options are derivatives that have been trading on regulated exchanges for more than two decades. These "traditional" derivatives are standardized contracts that can easily be bought and sold, and whose market values are determined and published daily. It is these characteristics that differentiate futures and options from the relatively new, exotic types of derivatives -- some of which can carry considerable risks.

                                PLAIN TALK ABOUT

                                PAST PERFORMANCE

Whenever you see information on a fund's performance, do not consider the figures to be an indication of the performance you could expect by making an investment in the fund today. The past is an imperfect guide to the future; history does not repeat itself in neat, predictable patterns.


- Invest more than 5% of its assets in the securities of companies that have been in business for less than three years.

-  Invest more than 25% of its assets in any one industry.

- Borrow money, except for the purpose of meeting shareholder requests to redeem shares. Amounts borrowed will not exceed 10% of the Fund's net assets.

   With respect to 75% of its assets, this Fund will not:

-  Invest more than 5% in the securities of any one company.

-  Buy more than 10% of the outstanding voting securities of any company.

   The limitations listed in this prospectus and in the Statement of Additional Information are fundamental and may be changed only by approval of a majority of the Fund's shareholders.

INVESTMENT PERFORMANCE

As a balanced fund, Vanguard/Wellington Fund invests primarily in stocks, with a sizable holding of bonds -- so Fund performance is closely tied to both the stock and bond markets. Historically, stock market performance has been characterized by sharp up-and-down swings in the short term, and by more stable growth over the long term. Bond market performance has been -- and remains -- strongly influenced by changes in interest rates.

--------------------------------------------------------------------------------
                          AVERAGE ANNUAL TOTAL RETURNS
                           FOR PERIODS ENDED 11/30/96
--------------------------------------------------------------------------------

                 [PLOT POINTS TO COME FOR BAR CHART GOING HERE]

   The results shown represent the Fund's "average annual total return" performance, which assumes that any distributions of capital gains and dividends were reinvested for the indicated periods. Also included is comparative information on an unmanaged "composite index" of 65% stocks and 35% bonds. The Standard & Poor's 500 Composite Stock Price Index represents the stock portion of the composite index, while the Lehman Brothers Long-Term Corporate AA or Better Bond Index makes up the bond portion. The chart does not make any allowance for federal, state, or local income taxes that shareholders must pay on a current basis.

SHARE PRICE

The Fund's share price, called its net asset value, is calculated each business day after the close of trading (generally 4 p.m. Eastern time) of the New York Stock Exchange. Net asset value per share is calculated by adding up the total assets of the Fund, subtracting all of its liabilities, or debts, and then dividing by the total number of Fund shares outstanding:

                            Total Assets  -  Liabilities

   Net Asset Value  =       ----------------------------

                            Number of Shares Outstanding

   The daily net asset value, or NAV, is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the dollar amount you would have received had you sold all of your shares back to the Fund that day.

   The Fund's share price can be found daily in the mutual fund listings of most major newspapers under the heading Vanguard Group. Different newspapers use different abbreviations of the Fund's name, but the most common is WELLTN.

DIVIDENDS, CAPITAL GAINS, AND TAXES

Each March, June, September, and December, the Fund distributes to shareholders virtually all of its income from interest and dividends. Any capital gains realized from the sale of securities are distributed in December.

   If you own shares of the Fund as an investment option in an employer-sponsored retirement or savings plan, these dividend and capital gains distributions will be reinvested in additional Fund shares and accumulate on a tax-deferred basis. You will not owe taxes on these distributions until you begin withdrawals. You should consult your plan administrator, your plan's Summary Plan Document, or your own tax adviser about the tax consequences of an investment in the Fund and of any plan withdrawals.

   If your Vanguard/Wellington Fund investment is not part of an employer-sponsored plan, you can receive distributions of income or capital gains in cash, or you may have them automatically reinvested in more shares of the Fund. Both dividend and capital gains distributions -- whether received in cash or reinvested in additional shares -- are subject to federal (and possibly state and local) income taxes, no matter how long you have held the shares in the Fund. You should consult your own tax adviser about other tax consequences of an investment in the Fund.


                                PLAIN TALK ABOUT

                                  DISTRIBUTIONS

As a shareholder, you are entitled to your share of the fund's income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or capital gains distribution. Income dividends come from interest the fund earns from its money market and bond investments as well as dividends it receives from its stock investments. Capital gains are realized whenever the fund sells securities for higher prices than it paid for them. These capital gains are either short-term or long-term depending on whether the fund held the securities for less than or more than one year.

                                PLAIN TALK ABOUT

                      VANGUARD'S UNIQUE CORPORATE STRUCTURE

The Vanguard Group, Inc. is the only MUTUAL mutual fund company. It is owned jointly by the funds it oversees and by the shareholders in those funds. Other mutual funds are operated by for-profit management companies that may be owned by one person, by a group of individuals, or by investors who bought the management company's publicly traded stock. Because of its structure, Vanguard operates its funds at cost. Instead of distributing profits from operations to a separate management company, Vanguard returns profits to fund shareholders in the form of lower operating expenses.

                                PLAIN TALK ABOUT

                               THE FUND'S ADVISER

Wellington Management Company, LLP (WMC), an investment advisory firm founded in 1933, currently manages more than $133 billion in stock and bond portfolios, including 13 Vanguard funds. The managers responsible for overseeing Vanguard/Wellington Fund are:

   ERNST H. VON METZSCH, CFA, Senior Vice President of WMC; 27 years investment experience, 24 years with WMC; M.Sc. from The University of Leiden, The Netherlands, Ph.D. from Harvard University.

   PAUL D. KAPLAN, Senior Vice President of WMC; 23 years investment experience, 19 years with WMC; B.S. from Dickinson College, M.S. from The Sloan School of Management, Massachusetts Institute of Technology.


THE FUND AND VANGUARD

The Fund is a member of The Vanguard Group, a family of more than 30 investment companies with more than 90 distinct investment portfolios and total net assets of more than $250 billion. All of the Vanguard funds share in the expenses associated with business operations, such as personnel, office space, equipment, and advertising.

   Vanguard also provides marketing services to the funds. Although shareholders do not pay sales commissions or 12b-1 marketing fees, each fund pays its allocated share of The Vanguard Group's costs.

   A list of the Fund's directors and officers, and their present positions and principal occupations during the past five years, can be found in the Statement of Additional Information.

INVESTMENT ADVISER

The Fund employs Wellington Management Company, LLP (WMC), 75 State Street, Boston, MA 02109, as its investment adviser. WMC manages the Fund subject to the control of the officers and directors of the Fund.

   Each quarter, WMC is paid an advisory fee based on average month-end net assets of the Fund and a sliding percentage scale:

                --------------------------------
                ASSETS MANAGED              FEE
                --------------------------------
                First $1 billion           0.10%
                Next $2 billion            0.05
                Next $7 billion            0.04
                Assets over $10 billion    0.03
                --------------------------------

   The advisory fee can be increased or decreased based on the difference between the Fund's total return performance and that of an unmanaged "composite index," which is made up of the S&P 500 Index (65% of the composite index) and Lehman Brothers Long-Term Corporate AA or Better Bond Index (35% of the composite index). Under the fee schedule, the base fee may be increased or decreased by up to 30%. The incentive/penalty fee will not be in full operation until the quarter ending May 31, 1999. Until that date, the incentive/penalty fee will be calculated using certain transition rules that are explained in the Statement of Additional Information.

   For the year ended November 30, 1996, the investment advisory fee paid to WMC was $6.12 million.

   The agreement authorizes WMC to choose brokers or dealers to handle the purchase and sale of the Fund's securities, and directs WMC to get the best available price and most favorable execution from these brokers with respect to all transactions. At times, WMC may choose brokers who charge higher commissions in the interest of obtaining better execution of a transaction. If more than one broker can obtain the best available price and favorable execution of a transaction, then WMC is authorized to choose a broker who, in addition to executing the transaction, will provide research services to WMC or the Fund. However, WMC will not pay higher commissions specifically for the purpose of obtaining research services. The Fund may direct WMC to use a particular broker for certain transactions in exchange for commission rebates or research services provided to the Fund.

   The board of directors may, without prior approval from shareholders, change the terms of the advisory agreement or hire a new investment adviser, either as a replacement for WMC or as an additional adviser. However, no such change would be made before giving shareholders 30-days notice, in writing.

GENERAL INFORMATION

Vanguard/Wellington Fund is a corporation organized under the laws of the state of Maryland. Shareholders of the Fund have rights and privileges similar to those enjoyed by other corporate shareholders. For example, shareholders will not be responsible for any liabilities of the corporation. If any matters are to be voted on by shareholders (such as the election of directors), each share outstanding at that point would be entitled to one vote. Annual meetings will not be held by the Fund except as required by the Investment Company Act of 1940. A meeting will be scheduled if the holders of at least 10% of the Fund's shares request a meeting in writing.

INVESTING WITH VANGUARD

FOR PLAN PARTICIPANTS

Vanguard/Wellington Fund is an investment option in your retirement or savings plan. Your plan administrator or your employee benefits office can provide you with detailed information on how to participate in your plan and how to elect the Fund as an investment option.

- If you have any questions about the Fund or Vanguard, including the Fund's investment objectives, strategies, or risks, contact Vanguard's Participant Services Department, toll-free, at 1-800-523-1188.

- If you have questions about your account, contact your plan administrator or the organization that provides recordkeeping services for your plan.

INVESTMENT OPTIONS AND ALLOCATIONS

Your plan's specific provisions may allow you to change your investment selections, the amount of your contributions, or how your contributions are allocated among the investment choices available to you. Contact your plan administrator or employee benefits office for more details.

TRANSACTIONS

Contributions, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your contribution, exchange, or redemption, and that Vanguard has received the appropriate assets.

EXCHANGES

The exchange privilege (your ability to redeem shares from one fund to purchase shares of another fund) may be available to you through your plan. However, because excessive exchanges can potentially disrupt the management of the Fund and increase its transaction costs, Vanguard reserves the right to refuse any exchange request. In addition, certain investment options, particularly funds made up of company stock or investment contracts, may be subject to unique restrictions. Contact your plan administrator for details on the exchange policies that apply to your plan.

   Before making an exchange, you should consider the following:

- Before you exchange to another Vanguard fund available in your plan, you should read that fund's prospectus. Contact Participant Services, toll-free, at 1-800-523-1188 for a copy.

- Vanguard can accept exchanges only as permitted by your plan. Your plan administrator can explain how frequently exchanges are allowed.

FOR OTHER INSTITUTIONAL INVESTORS

If you have questions about Vanguard/Wellington Fund, including how to establish an account, call Vanguard, toll-free, at 1-800-523-1036.

   If you have questions about an existing account, contact your Vanguard account administrator.

TRANSACTIONS

Purchases, exchanges, or redemptions of the Fund's shares are processed as soon as they have been received by Vanguard in good order. Good order means that your request includes complete information on your purchase, exchange, or redemption, and that Vanguard has received the appropriate assets. The price of shares bought, exchanged, or sold will be the Fund's next-determined net asset value after Vanguard has processed your request, provided your request has been received before 4 p.m. Eastern time.

     Vanguard must consider the interests of all Fund shareholders and so reserves the right to . . .

- Delay or reject any purchase or exchange request that may disrupt the Fund's operation or performance.

- Revise or terminate the exchange privilege or limit the amount of an exchange, at any time, without notice.

-    Take up to seven days to deliver your redemption proceeds.

- Pay redemption proceeds -- in whole or in part -- through a distribution in kind of readily marketable securities. Investing with Vanguard
     (continued)

ACCESSING FUND INFORMATION BY COMPUTER

VANGUARD ON THE
WORLD WIDE WEB
http://www.vanguard.com

Use your personal computer to visit Vanguard's education-oriented website, which provides timely news and information about Vanguard funds and services; an on-line "university" that offers a variety of mutual fund classes; and easy-to-use, interactive tools to help you create your own investment and retirement strategies.

VANGUARD ONLINE(SM)
KEYWORD: Vanguard

Use your personal computer to learn more about Vanguard funds and services; map out a long-term investment strategy; and ask questions, make suggestions, and send messages to Vanguard. Vanguard Online is offered through America Online(R)
(AOL). To establish an AOL account, call 1-800-238-6336.

                                PLAIN TALK ABOUT

                            KEEPING YOUR PROSPECTUS

Reading this prospectus will help you to decide whether Vanguard/Wellington Fund is suitable for your investment goals. If you decide to invest, don't throw the prospectus out; you will no doubt need it for future reference.




PROSPECTUS POSTSCRIPT

This prospectus is designed to provide you with pertinent information about Vanguard/Wellington Fund, including its investment objectives, risks, strategies, and expenses, as well as services available to you as a shareholder.

   It is important that you understand these facts so that you can decide whether an investment in this Fund is right for you. The following questions offer a quick review of some of the subjects covered by this prospectus.

IN READING THE PROSPECTUS, DID YOU LEARN . . .

   -  The Fund's objectives? (page 4)

   -  The Fund's investment strategies? (page 5)

   -  Who should invest in the Fund? (page 4)

   -  The risks associated with the Fund? (pages 4 - 9)

   -  Whether the Fund is federally insured?
      (inside front cover)

   -  The Fund's expenses? (page 2)

   -  The background of the Fund's investment managers?
      (page 12)

GLOSSARY OF INVESTMENT TERMS



BALANCED FUND

A mutual fund that seeks to provide some combination of income, capital growth, and conservation of capital by investing in stocks, bonds, and/or money market instruments.

BOND

A debt security (IOU) issued by a corporation, government, or government agency in exchange for the money you lend it. In most instances, the issuer agrees to pay back the loan by a specific date and make regular interest payments until that date.

CAPITAL GAINS DISTRIBUTION

Payment to mutual fund shareholders of gains realized during the year on securities that the fund has sold at a profit, minus any realized losses.

CASH RESERVES

Cash deposits as well as short-term bank deposits, money market instruments, U.S. Treasury bills, commercial paper, and banker's acceptances.

COMMON STOCK

A security representing ownership rights in a corporation. A stockholder is entitled to share in the company's profits, some of which may be paid out as dividends.

CREDIT QUALITY

A measure of a bond issuer's ability to repay interest and principal in a timely manner.

DIVIDEND INCOME

Payment to shareholders of income from interest or dividends generated by a fund's investments.

EXPENSE RATIO

The percentage of a fund's average net assets used to pay its expenses. The expense ratio includes management fees, administrative fees, and any 12b-1 marketing fees.

FACE VALUE

The value of a bond at the time it was issued (that is, initially sold).

FIXED-INCOME SECURITIES

Investments, such as bonds, that have a fixed payment schedule. While the level of income offered by these securities is predetermined, their prices may fluctuate.

INVESTMENT GRADE

Bonds whose credit quality is considered to be among the highest by independent bond-rating agencies.

MATURITY

The date when a bond issuer agrees to repay the bond's principal, or face value, to the bond's buyer.

MUTUAL FUND

An investment company that pools the money of many people and invests it in a variety of securities in an effort to achieve a specific objective over time.

NET ASSET VALUE (NAV)

The market value of a mutual fund's total assets, minus liabilities, divided by the number of shares outstanding. The value of a single share is called its share value or share price.

PORTFOLIO DIVERSIFICATION

Holding a variety of securities so that a portfolio's return is not hurt by the poor performance of a single security or industry.

PRICE/EARNINGS (P/E) RATIO

The current share price of a stock, divided by its per-share earnings (profits) from the past year. A stock selling for $20, with earnings of $2 per share, has a price/earnings ratio of 10.

TOTAL RETURN

A percentage change, over a specified time period, in a mutual fund's net asset value, with the ending net asset value adjusted to account for the reinvestment of all distributions of dividends and capital gains.

VOLATILITY

The fluctuations in value of a mutual fund or other security. The greater a fund's volatility, the wider the fluctuations between its high and low prices.

YIELD

Current income (interest or dividends) earned by an investment, expressed as a percentage of the investment's price.

                                                        [Logo]

                                                        Institutional Division
                                                        Post Office Box 2900
                                                        Valley Forge, PA  19482

FOR PARTICIPANTS IN
EMPLOYER-SPONSORED PLANS

PARTICIPANT SERVICES
DEPARTMENT
1-800-523-1188

TEXT TELEPHONE:
1-800-523-8004

For information on the
Vanguard funds in your plan,
Monday through Friday
8:30 a.m. to 7 p.m.,
Eastern time

FOR OTHER INSTITUTIONAL
INVESTORS
1-800-523-1036

For information on Vanguard
funds and services

ELECTRONIC ACCESS TO THE
VANGUARD MUTUAL FUND
EDUCATION AND INFORMATION
CENTER

World Wide Web
http://www.vanguard.com

E-mail
online@vanguard.com

                                                (C) 1997 Vanguard Marketing
                                                Corporation, Distributor

                                                1021N

                                     PART B

                         VANGUARD/WELLINGTON FUND, INC.

                      STATEMENT OF ADDITIONAL INFORMATION

                                 MARCH 21, 1997

     This Statement is not a prospectus but should be read in conjunction with the Fund's current Prospectus (dated March 21, 1997). To obtain the Prospectus please call the Investor Information Department:
                                 1-800-662-7447

                               TABLE OF CONTENTS

                                                                                        PAGE
                                                                                        ----
Investment Objectives and Policies....................................................     1
Yield & Total Return..................................................................     5
Purchase of Shares....................................................................     6
Redemption of Shares..................................................................     6
Investment Limitations................................................................     7
Management of the Fund................................................................     8
Investment Advisory Services..........................................................    10
Portfolio Transactions................................................................    12
Financial Statements..................................................................    13
Performance Measures..................................................................    13

                       INVESTMENT OBJECTIVES AND POLICIES


     The following policies supplement the Fund's investment objectives and policies as set forth in the Prospectus.


     REPURCHASE AGREEMENTS The Fund may invest in repurchase agreements with commercial banks, brokers, or dealers either for defensive purposes due to market conditions or to generate income from its excess cash balances. A repurchase agreement is an agreement under which the Fund acquires a money market instrument (generally a security issued by the U.S. Government or an agency thereof, a banker's acceptance or a certificate of deposit) from a commercial bank, broker or dealer, subject to resale to the seller at an agreed upon price and date (normally, the next business day). A repurchase agreement may be considered a loan collateralized by securities. The resale price reflects an agreed upon interest rate effective for the period the instrument is held by the Fund and is unrelated to the interest rate on the underlying instrument. In these transactions, the securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and are held by a Custodian Bank until repurchased. In addition, the Fund's Board of Directors will monitor the Fund's repurchase agreement transactions generally and will establish guidelines and standards for review by the investment adviser of the creditworthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. No more than an aggregate of 15% of the Fund's assets, at the time of investment, will be invested in repurchase agreements having maturities longer than seven days and securities subject to legal or contractual restrictions on resale for which there are no readily available market quotations. See "Illiquid Securities" on page 2.


     The use of repurchase agreements involves certain risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss upon disposition of the security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may be automatically stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement. While the Fund's management acknowledges these risks, it is expected that they can be controlled through careful monitoring procedures.

     LENDING OF SECURITIES The Fund may lend its portfolio securities to qualified institutional investors who need to borrow securities in order to complete certain transactions, such as covering short sales, avoiding failures to deliver securities or completing arbitrage operations. By lending its portfolio securities, the Fund attempts to increase its income through the receipt of interest on the loan. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. The Fund may lend its portfolio securities to qualified brokers, dealers, banks or other financial institutions, so long as the terms, the structure and the aggregate amount of such loans are consistent with the Investment Company Act of 1940, or the Rules and Regulations or interpretations of the Securities and Exchange Commission (the "Commission") thereunder, which currently require that (a) the borrower pledge and maintain with the Fund collateral consisting of cash, a letter of credit issued by a domestic U.S. bank, or securities issued or guaranteed by the United States Government having a value at all times not less than 100% of the value of the securities loaned,
(b) the borrower add to such collateral whenever the price of the securities loaned rises (i.e., the borrower "marks to the market" on a daily basis), (c) the loan be made subject to termination by the Fund at any time, and (d) the Fund receive reasonable interest on the loan (which may include the Fund's investing any cash collateral in interest bearing short-term investments), any distribution on the loaned securities and any increase in their market value. Loan arrangements made by the Fund will comply with all other applicable regulatory requirements, including the rules of the New York Stock Exchange, whose rules presently require the borrower, after notice, to redeliver the securities within the normal settlement time of three business days. All relevant facts and circumstances, including the creditworthiness of the broker, dealer or institution, will be considered in making decisions with respect to the lending of securities, subject to review by the Fund's Board of Directors.

     At the present time, the Staff of the Commission does not object if an investment company pays reasonable negotiated fees in connection with loaned securities, so long as such fees are set forth in a written contract and approved by the investment company's directors. In addition, voting rights pass with the loaned securities but if a material event will occur affecting an investment on loan, the loan must be called and the securities voted.

     ILLIQUID SECURITIES Illiquid securities are securities that may not be sold or disposed of in the ordinary course of business within seven business days at approximately the value at which they are being carried on a Fund's books. An illiquid security includes repurchase agreements which have a maturity of longer than seven days, securities which are illiquid by virtue of the absence of a readily available market, and demand instruments with a demand notice exceeding seven days. Illiquid securities may include securities that are not registered under the Securities Act of 1933 (the "1933 Act"); however, unregistered securities that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act will not be considered illiquid so long as it is determined by the Fund's advisor that an adequate trading market exists for the security. From time to time, the Fund's Board of Directors or the Fund's Adviser may determine that certain restricted securities known as Rule 144A securities are liquid and not subject to the 15% limitation described above.

     MORTGAGE-BACKED SECURITIES The Fund may invest in mortgage-backed securities. Mortgage-backed securities are instruments that entitle the holder to a share of all interest and principal payments from mortgages underlying the security. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages and adjustable rate mortgages. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities may be expected to accelerate. Prepayment of mortgages which underlie securities purchased at a premium often results in capital losses, while prepayment of mortgages purchased at a discount often results in capital gains. Because of these unpredictable prepayment characteristics, it is often not possible to predict accurately the average life or realized yield of a particular issue.


     COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOS") CMOs are debt obligations or multi-class pass-through certificates issued by agencies or instrumentalities of the U.S. Government, or by private originators or investors in mortgage loans. In a CMO, series of bonds or certificates are usually issued in multiple classes, with principal and interest allocated to each class in a variety of ways. Each class of a CMO or "tranche" is issued with a specific fixed or floating coupon rate and has a stated maturity or final distribution date. The Fund will invest modestly in those CMO classes which feature a high degree of cash flow predictability and moderate vulnerability to prepayment risk, and that carry high-quality investment grade credit ratings.

     FOREIGN INVESTMENTS As indicated in the Prospectus, the Fund may invest up to 15% of its equity assets in foreign common stocks and securities convertible into common stocks. The Fund may also invest in U.S. dollar denominated debt securities issued by foreign governments, their agencies and instrumentalities, supranational entities and companies located outside the U.S. without limit. Investors should recognize that investing in foreign companies involves certain special considerations which are not typically associated with investing in U.S. companies.

     Country Risk As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to domestic companies, there may be less publicly available information about certain foreign companies than about domestic companies. Securities of some foreign companies are generally less liquid and more volatile than securities of comparable domestic companies. There is generally less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect U.S. investments in those countries.


     Although the Fund will endeavor to achieve most favorable execution costs in its portfolio transactions in foreign securities, fixed commissions on many foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges. In addition, it is expected that the expenses for custodial arrangements of the Fund's foreign securities will be somewhat greater than the expenses for the custodial arrangements for handling U.S. securities of equal value.


     Certain foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes is recoverable, the non-recovered portion of foreign withholding taxes will reduce the income the Fund receives from its foreign investments.

     Currency Risk Since the stocks of foreign companies are frequently denominated in foreign currencies, and since the Fund may temporarily hold uninvested reserves in bank deposits in foreign currencies, the Fund will be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and may incur costs in connection with conversions between various currencies. The investment policies of the Fund permit it to enter into forward foreign currency exchange contracts in order to hedge holdings and commitments against changes in the level of future currency rates. Such contracts involve an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract.

     FUTURES CONTRACTS The Fund may enter into futures contracts, options, and options on futures contracts for the purpose of simulating full investment and reducing transactions costs. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. Futures contracts which are standardized as to maturity date and underlying financial instrument are traded on national futures exchanges. Futures exchanges and trading are regulated under the Commodity Exchange Act by the Commodity Futures Trading Commission ("CFTC"), a U.S. Government agency. Assets committed to futures contracts will be segregated at the Fund's custodian bank to the extent required by law.

     Although futures contracts by their terms call for actual delivery or acceptance of the underlying securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out an open futures position is done by taking an opposite position ("buying" a contract which has previously been "sold," or "selling" a contract previously purchased) in an identical contract to terminate the position. Brokerage commissions are incurred when a futures contract is bought or sold.

     Futures traders are required to make a good faith margin deposit in cash or government securities with a broker or custodian to initiate and maintain open positions in futures contracts. A margin deposit is intended to assure completion of the contract (delivery or acceptance of the underlying security) if it is not terminated prior to the specified delivery date. Minimal initial margin requirements are established by the futures exchange and may be changed. Brokers may establish deposit requirements which are higher than the exchange minimums. Futures contracts are customarily purchased and sold, and margin requirements may range upward from less than 5% of the value of the contract being traded.

     After a futures contract position is opened, the value of the contract is marked to market daily. If the futures contract price changes to the extent that the margin on deposit does not satisfy margin requirements, payment of additional "variation" margin will be required. Conversely, change in the contract value may reduce the required margin, resulting in a repayment of excess margin to the contract holder. Variation margin payments are made to and from the futures broker as long as the contract remains open. The Fund expects to earn interest income on its margin deposits.

     Traders in futures contracts may be broadly classified as either "hedgers" or "speculators." Hedgers use the futures market primarily to offset unfavorable changes in the value of securities otherwise held for investment purposes or expected to be acquired by them. Speculators are less inclined to own the securities underlying the futures contracts which they trade, and use futures contracts with the expectation of realizing profits from fluctuations in the prices of underlying securities. The Fund intends to use futures contracts only for bona fide hedging purposes.

     Regulations of CFTC applicable to the Fund require that all of its futures transactions constitute bona fide hedging transactions. The Fund will only sell futures contracts to protect securities it owns against price declines or purchase contracts to protect against an increase in the price of securities it intends to purchase. As evidence of this hedging interest, the Fund expects that approximately 75% of its futures contract purchases will be "completed," that is, equivalent amounts of related securities will have been purchased or are being purchased by the Fund upon sale of open futures contracts.

     Although techniques other than the sale and purchase of futures contracts could be used to control the Fund's exposure to market fluctuations, the use of futures contracts may be a more effective means of hedging this exposure. While the Fund will incur commission expenses in both opening and closing out futures positions, these costs are lower than transaction costs incurred in the purchase and sale of underlying securities.

     RESTRICTIONS ON THE USE OF FUTURES CONTRACTS The Fund will not enter into futures contract transactions to the extent that, immediately thereafter, the sum of its initial margin deposits on open contracts exceeds 5% of the market value of the Fund's total assets. In addition, the Fund will not enter into futures contracts to the extent that its outstanding obligations to purchase securities under these contracts would exceed 20% of the Fund's total assets.

     RISK FACTORS IN FUTURES TRANSACTIONS Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the ability to hedge effectively.

     The Fund will minimize the risk that it will be unable to close out a futures contract by only entering into futures which are traded on national futures exchanges and for which there appears to be a liquid secondary market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract. However, because the futures strategies of the Fund are engaged in only for hedging purposes, the Adviser does not believe that the Fund is subject to the risks of loss frequently associated with futures transactions. The Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

     Utilization of futures transactions by the Fund does involve the risk of imperfect or no correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. It is also possible that the Fund could both lose money on futures contacts and also experience a decline in value of its portfolio securities. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.


     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.


     FEDERAL TAX TREATMENT OF FUTURES CONTRACTS The Fund is required for federal income tax purposes to recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. In most cases, any gain or loss recognized with respect to a futures contract is considered to be 60% long-term capital gain or loss and 40% short-term capital gain or loss, without regard to the holding period of the contract. Furthermore, sales of futures contracts which are intended to hedge against a change in the value of securities held by the Fund may affect the holding period of such securities and, consequently, the nature of the gain or loss on such securities upon disposition. The Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund.

     In order for the Fund to continue to qualify for federal income tax treatment as a regulated investment company, at least 90% of its gross income for a taxable year must be derived from qualifying income; i.e., dividends, interest, income derived from loans of securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities. In addition, gains realized on the sale or other disposition of securities held for less than three months must be limited to less than 30% of the Fund's annual gross income. It is anticipated that any net gain realized from the closing out of futures contracts will be considered gain from the sale of securities and therefore be qualifying income for purposes of the 90% requirement. In order to avoid realizing excessive gains on securities held less than three months, the Fund may be required to defer the closing out of futures contracts beyond the time when it would otherwise be advantageous to do so. It is anticipated that unrealized gains on futures contracts, which have been open for less than three months as of the end of the Fund's fiscal year and which are recognized for tax purposes, will not be considered gains on sales of securities held less than three months for the purpose of the 30% test.

     The Fund will distribute to shareholders annually any net capital gains which have been recognized for Federal income tax purposes (including unrealized gains at the end of the Fund's fiscal year) on futures transactions. Such distributions will be combined with distributions of capital gains realized on the Fund's other investments and shareholders will be advised on the nature of the transactions.

                             YIELD AND TOTAL RETURN

     The yield of the Fund for the 30-day period ended November 30, 1996 was +3.85%. Yields are calculated daily and premiums and discounts on asset-backed accounts are not amortized.

     The average annual total return of the Fund for the one-, five- and ten-year periods ending November 30, 1996 was +21.26%, +15.83% and +12.67%, respectively. Total return is computed by finding the average compounded rates of return over the one-, five- and ten-year periods set forth above that would equate an initial amount invested at the beginning of the periods to the ending redeemable value of the investment.

                               PURCHASE OF SHARES

     The purchase price of shares of the Fund is the net asset value next determined after the order is received. The net asset value is calculated as of the close of the New York Stock Exchange on each day the Exchange is open for business. An order received prior to the close of the Exchange will be executed at the price computed on the date of receipt; and an order received after the close of the Exchange will be executed at the price computed on the next day the Exchange is open.

     The Fund reserves the right in its sole discretion (i) to suspend the offering of its shares, (ii) to reject purchase orders when in the judgment of management such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum investment for or any other restrictions on initial and subsequent investments for certain fiduciary accounts such as employee benefit plans or under circumstances where certain economies can be achieved in sales of the Fund's shares.

                              REDEMPTION OF SHARES

     The Fund may suspend redemption privileges or postpone the date of payment
(i) during any period that the New York Stock Exchange is closed, or trading on the Exchange is restricted as determined by the Securities and Exchange Commission (the "Commission"), (ii) during any period when an emergency exists as defined by the rules of the Commission as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it, or fairly to determine the value of its assets, and (iii) for such other periods as the Commission may permit.

     The Fund has made an election with the Commission to pay in cash all redemptions requested by any shareholder of record limited in amount during any 90-day period to the lesser of $250,000 or 1% of the net assets of the Fund at the beginning of such period. Such commitment is irrevocable without the prior approval of the Commission. Redemptions in excess of the above limits may be paid in whole or in part, in investment securities or in cash, as the Directors may deem advisable; however, payment will be made wholly in cash unless the Directors believe that economic or market conditions exist which would make such a practice detrimental to the best interest of the Fund. If redemptions are paid in investment securities, such securities will be valued as set forth in the Prospectus under "The Fund's Share Price" and a redeeming shareholder would normally incur brokerage expenses if he converted these securities to cash.

     No charge is made by the Fund for redemptions. Any redemption may be more or less than the shareholder's cost depending on the market value of the Fund's portfolio securities.

     SIGNATURE GUARANTEES To protect your account, the Fund and Vanguard from fraud, signature guarantees are required for certain redemptions. Signatures guarantees enable the Fund to verify the identity of the person who has authorized a redemption from your account. SIGNATURE GUARANTEES ARE REQUIRED IN CONNECTION WITH: (1) ALL REDEMPTIONS, REGARDLESS OF THE AMOUNT INVOLVED, WHEN THE PROCEEDS ARE TO BE PAID TO SOMEONE OTHER THAN THE REGISTERED OWNER(S) AND/OR TO AN ADDRESS OTHER THAN THE ADDRESS OF RECORD; AND (2) SHARE TRANSFER REQUESTS. These requirements are not applicable to redemptions in Vanguard's prototype plans except in connection with: (1) distributions made when the proceeds are to be paid to someone other than the plan participant; (2) certain authorizations to effect exchanges by telephone; and (3) when proceeds are to be wired. These requirements may be waived by the Fund in certain instances.

     Signature guarantees may be provided by banks, brokers, or any other guarantor institution that Vanguard deems acceptable. NOTARIES PUBLIC ARE NOT ACCEPTABLE GUARANTORS.

     The signature guarantees must appear either: (1) on the written request for redemption; (2) on a separate instrument for assignment ("stock power") which should specify the total number of shares to be redeemed; or (3) on all stock certificates tendered for redemption and, if shares held by the Fund are also being redeemed, on the letter or stock power.

                             INVESTMENT LIMITATIONS

     The Fund is subject to the following restrictions which may not be changed without the approval of at least a majority of the outstanding voting securities of the Fund. The Fund will not: (1) invest in commodities or real estate although it may purchase and sell securities of companies which deal in real estate or interests therein, and it may invest in stock and bond futures contracts and options to the extent that not more than 5% of its assets are required as deposit to secure obligations under futures contracts and not more than 20% of the Fund's assets are invested in futures and options at any time;
(2) make loans except (i) by purchasing a portion of an issue of bonds, debentures or similar obligations (including repurchase agreements) which are publicly distributed or customarily purchased by institutional investors, and
(ii) as provided under "Lending of Securities" (See page 2); (3) with respect to 75% of the Fund's total assets, purchase the securities of any issuer (except obligations of the United States Government and its instrumentalities) if as a result the Fund would hold more than 10% of the outstanding voting securities of the issuer, or more than 5% of the value of the Fund's total assets would be invested in the securities of such issuer; (4) borrow money except up to a limit of 10% of total assets for extraordinary or emergency purposes (the Fund has never borrowed money and intends to limit any future borrowing to 5% of the lower of the market value or cost of its assets); (5) engage in the business of underwriting securities issued by other persons except to the extent that the Fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, in disposing of portfolio securities. Additionally, the Fund will not purchase or otherwise acquire any security if, as a result, more than 15% of its net assets would be invested in securities that are illiquid (this limitation includes the Fund's investment in The Vanguard Group, Inc.); (6) purchase securities on margin (except as provided for above in (1)), or sell securities short; (7) invest in securities of other investment companies, except as may be acquired as a part of a merger, consolidation or acquisition of assets or otherwise to the extent permitted by Section 12 of the Investment Company Act of 1940. The Fund will invest only in investment companies which have investment objectives and investment policies consistent with those of the Fund; (8) invest to control other companies nor concentrate its investments in a particular industry or group of industries.


     The above-mentioned investment limitations are considered at the time investment securities are purchased. Notwithstanding these limitations, the Fund may own the securities of, or make loans to, or contribute to the costs or other financial requirements of any company which will be wholly-owned by the Fund and one or more other investment companies and is primarily engaged in the business of providing, at cost, management, administrative or related services to the Fund and other investment companies (See "The Vanguard Group", page 8). As a non-fundamental policy, the Fund will not purchase or retain securities of an issuer if (i) one or more Officers or Directors of the Fund or its investment adviser individually own or would own, directly or beneficially, more than 1/2 of 1% of the securities of such issuer and (ii) such persons own or would own in the aggregate 5% of such securities.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS

The Officers of the Fund manage its day-to-day operations and are responsible to the Fund's Board of Directors. The Directors set broad policies for the Fund and choose its Officers. The following is a list of Directors and Officers of the Fund and a statement of their present positions and principal occupations during the past five years. The mailing address of the Fund's Directors and Officers is Post Office Box 876, Valley Forge, PA 19482.

JOHN C. BOGLE, Chairman and Director*

  Chairman and Director of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group; Director of the Mead Corporation, General Accident Insurance and Chris-Craft Industries, Inc.

JOHN J. BRENNAN, President, Chief Executive Officer & Director*

  President, Chief Executive Officer and Director of The Vanguard Group, Inc. and of each of the other investment companies in The Vanguard Group.

ROBERT E. CAWTHORN, Director

  Chairman Emeritus of Rhone-Poulenc Rorer, Inc.; Director of Sun Company, Inc. and Westinghouse Electric Corporation.

BARBARA BARNES HAUPTFUHRER, Director

  Director of The Great Atlantic and Pacific Tea Company, ALCO Standard Corp., Raytheon Company, Knight-Ridder, Inc., and Massachusetts Mutual Life Insurance Co., and Trustee Emerita of Wellesley College.

BRUCE K. MACLAURY, Director

  President Emeritus of The Brookings Institution; Director of American Express Bank, Ltd., The St. Paul Companies, Inc., and National Steel Corporation.

BURTON G. MALKIEL, Director

  Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Amdahl Corporation, Baker Fentress & Co., The Jeffrey Co., and Southern New England Communications Company.

ALFRED M. RANKIN, Director


  Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of the BFGoodrich Company and The Standard Products Company.


JOHN C. SAWHILL, Director

  President and Chief Executive Officer, The Nature Conservancy; formerly, Director and Senior Partner, McKinsey & Co., President, New York University; Director of Pacific Gas and Electric Company and NACCO Industries.

JAMES O. WELCH, JR., Director

  Retired Chairman of Nabisco Brands Inc., retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc. and Kmart Corporation.

J. LAWRENCE WILSON, Director

  Chairman and Chief Executive Officer of Rohm & Haas Company; Director of Cummins Engine Company and Trustee of Vanderbilt University.

RAYMOND J. KLAPINSKY, Secretary*

  Senior Vice President and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

RICHARD F. HYLAND, Treasurer*

  Treasurer of The Vanguard Group, Inc., and of each of the investment companies in The Vanguard Group.

KAREN E. WEST, Controller*

  Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

------------
*Officers of the Fund are "interested persons" as defined in the Investment Company Act of 1940.

THE VANGUARD GROUP

     The Fund is a member of The Vanguard Group of Investment Companies. Through their jointly-owned subsidiary, The Vanguard Group, Inc. ("Vanguard"), the Fund and the other Funds in the Group obtain at cost virtually all of their corporate management, administrative and distribution services. Vanguard also provides investment advisory services on an at-cost basis to several of the Vanguard Funds.

     Vanguard employs a supporting staff of management and administrative personnel needed to provide the requisite services to the Funds and also furnishes the Funds with necessary office space, furnishings and equipment. Each Fund pays its share of Vanguard's total expenses which are allocated among the Funds under methods approved by the Board of Directors (Trustees) of each Fund. In addition, each Fund bears its own direct expenses such as legal, auditing and custodian fees.

     The Fund's Officers are also Officers and employees of Vanguard. No Officer or employee owns, or is permitted to own, any securities of any external adviser for the Funds.


     The Vanguard Group adheres to a Code of Ethics established pursuant to Rule 17j-1 under the Investment Company Act of 1940. The Code is designed to prevent unlawful practices in connection with the purchase or sale of securities by persons associated with Vanguard. Under Vanguard's Code of Ethics certain Officers and employees of Vanguard who are considered access persons are permitted to engage in personal securities transactions. However, such transactions are subject to procedures and guidelines substantially similar to those recommended by the mutual fund industry and approved by the U.S. Securities and Exchange Commission.


     The Vanguard Group was established and operates under a Funds' Service Agreement which was approved by the shareholders of each of the Funds. The amounts which each of the Funds has invested are adjusted from time to time in order to maintain the proportionate relationship between each Fund's relative net assets and its contribution to Vanguard's capital. At November 30, 1996, the Fund had contributed capital of $1,445,000 to Vanguard, representing 7.2% of Vanguard's capitalization. The Funds' Service Agreement provides as follows: (a) each Vanguard Fund may invest up to .40% of its current assets in Vanguard, and
(b) there is no other limitation on the amount that each Vanguard Fund may contribute to Vanguard's capitalization.

     MANAGEMENT Corporate management and administrative services include: (1) executive staff; (2) accounting and financial; (3) legal and regulatory; (4) shareholder account maintenance; (5) monitoring and control of custodian relationships; (6) shareholder reporting, and (7) review and evaluation of advisory and other services provided to the Funds by third parties. During the fiscal year ended November 30, 1996, the Fund's share of Vanguard's actual net costs of operation relating to management and administrative services (including transfer agency) totaled approximately $32,343,000.

     DISTRIBUTION Vanguard provides all distribution and marketing activities for the Funds in the Group. Vanguard Marketing Corporation, a wholly-owned subsidiary of The Vanguard Group, Inc., acts as Sales Agent for shares of the Funds, in connection with any sales made directly to investors in the states of Florida, Missouri, New York, Ohio, Texas and such other states as it may be required.

     The principal distribution expenses are for advertising, promotional materials and marketing personnel. Distribution services may also include organizing and offering to the public, from time to time, one or more new investment companies which will become members of the Group. The Directors and Officers of Vanguard determine the amount to be spent annually on distribution activities, the manner and amount to be spent on each Fund, and whether to organize new investment companies.

     One half of the distribution expenses of a marketing and promotional nature is allocated among the Funds based upon their relative net assets. The remaining one half of these expenses is allocated among the Funds based upon each Fund's sales for the preceding 24 months relative to the total sales of the Funds as a Group, provided, however, that no Fund's aggregate quarterly rate of contribution for distribution expenses of a marketing and promotional nature shall exceed 125% of the average distribution expense rate for the Group, and that no Fund shall incur annual distribution expenses in excess of .20 of 1% of its average month end net assets. During the fiscal year ended November 30, 1996, the Fund paid approximately $2,818,000, of the Group's distribution and marketing expenses.

     INVESTMENT ADVISORY SERVICES Vanguard provides Vanguard Money Market Reserves, Vanguard Admiral Funds, Vanguard Municipal Bond Fund, several Portfolios of Vanguard Fixed Income Securities Fund, Vanguard International Equity Index Fund, Vanguard Balanced Index Fund, Vanguard Institutional Index Fund, Vanguard Bond Index Fund, Vanguard Index Trust, several Portfolios of Vanguard Variable Insurance Fund, the Vanguard California Tax-Free Fund, Vanguard Florida Insured Tax-Free Fund, Vanguard New York Insured Tax-Free Fund, Vanguard New Jersey Tax-Free Fund, Vanguard Ohio Tax-Free Fund, Vanguard Pennsylvania Tax-Free Fund, Vanguard Tax-Managed Fund, the Aggressive Growth Portfolio of Vanguard Horizon Fund, the Total International Portfolio of Vanguard STAR Fund, the REIT Index Portfolio of Vanguard Specialized Portfolio, a portion of Vanguard/Windsor II, a portion of Vanguard/Morgan Growth Fund as well as several indexed separate accounts with investment advisory services. These services are provided on an at-cost basis from a money management staff employed directly by Vanguard. The compensation and other expenses of this staff are paid by the Funds utilizing these services.

                     REMUNERATION OF DIRECTORS AND OFFICERS


     The Fund pays each Director, who is not also an Officer an annual fee plus travel and other expenses incurred in attending Board meetings. The Fund's Officers and employees are paid by Vanguard which, in turn, is reimbursed by the Fund, and each other Fund in the Group, for its proportionate share of Officers' and employees' salaries and retirement benefits. For the fiscal year ended November 30, 1996, the Fund's proportionate share of remuneration for all Officers as a group was approximately $446,448 and its proportionate share of the amounts contributed to the retirement plans of all Officers as a group was approximately $10,800.


     The following table provides detailed information with respect to the amounts paid or accrued for the Directors and Officers of the Fund for whom the Fund's proportionate share of remuneration exceeded $60,000 for the fiscal year ended November 30, 1996.

                            VANGUARD/WELLINGTON FUND
                               COMPENSATION TABLE


                                AGGREGATE       PENSION OR RETIREMENT        ESTIMATED          TOTAL COMPENSATION
                               COMPENSATION      BENEFITS ACCRUED AS      ANNUAL BENEFITS     FROM ALL VANGUARD FUNDS
    NAMES OF DIRECTORS          FROM FUND       PART OF FUND EXPENSES     UPON RETIREMENT      PAID TO DIRECTORS(2)
---------------------------    ------------     ---------------------     ---------------     -----------------------
John C. Bogle(1)                 $241,965              $ 2,160                     --                      --
John J. Brennan(1)               $129,021              $ 2,160                     --                      --
Barbara Barnes Hauptfuhrer       $  4,878              $   757                $15,000                 $65,000
Robert E. Cawthorn               $  4,878              $   631                $13,000                 $65,000
Bruce K. MacLaury                $  5,287              $   741                $12,000                 $60,000
Burton G. Malkiel                $  4,878              $   505                $15,000                 $65,000
Alfred M. Rankin, Jr.            $  4,878              $   399                $15,000                 $65,000
John C. Sawhill                  $  4,878              $   473                $15,000                 $65,000
James O. Welch, Jr.              $  4,878              $   583                $15,000                 $65,000
J. Lawrence Wilson               $  4,878              $   421                $15,000                 $65,000


(1)As "Interested Directors," Messrs. Bogle and Brennan receive no compensation for their service as Directors.
(2)The amounts reported in this column reflect the total compensation paid to each Director for their service as Director or Trustee of 34 Vanguard Funds (33 in the case of Mr. Malkiel; 27 in the case of Mr. MacLaury).

                          INVESTMENT ADVISORY SERVICES

     The Fund employs Wellington Management Company, LLP (WMC) under an investment advisory agreement dated March 1, 1996 to manage the investment and reinvestment of the assets of the Fund and to continuously review, supervise and administer the Fund's investment program. WMC discharges its responsibilities subject to the control of the Officers and Directors of the Fund.

     The Fund pays WMC a Basic Fee at the end of each fiscal quarter, calculated by applying a quarterly rate, based on the following annual percentage rates, to the Fund's average month-end net assets for the quarter:

                                       NET ASSETS                     RATE
                    ------------------------------------------------  ----
                    First $1 billion................................  .100%
                    Next $2 billion.................................  .050%
                    Next $7 billion.................................  .040%
                    Over $10 billion................................  .030%

     During the fiscal years ended November 30, 1994, 1995 and 1996, the Fund paid the following advisory fees:

                                                               1994          1995          1996
                                                            ----------    ----------    ----------
Basic Fee................................................   $4,570,000    $5,261,000    $6,042,000
Increase (Decrease) for Performance Adjustment...........           --            --        79,000
                                                            ----------    ----------    ----------
  Total..................................................   $4,570,000    $5,261,000    $6,121,000
                                                             =========     =========     =========


     The basic advisory fee may be increased or decreased by applying an adjustment formula based on the investment performance of the Fund relative to the investment record of the "Composite Index," 65% of which shall be comprised of the Standard & Poor's Composite Stock Price Index and 35% of which shall be comprised of the Lehman Long-Term Corporate AA or Better Bond Index.


                    CUMULATIVE 36-MONTH PERFORMANCE                     PERFORMANCE FEE
                       VERSUS THE COMPOSITE INDEX                         ADJUSTMENT
     --------------------------------------------------------------   -------------------
     Less than -6% points..........................................     -0.30 X Basic Fee*
     Between -3% points and -6% points.............................     -0.15 X Basic Fee
     Between -3% points and 3% points..............................         0 X Basic Fee
     Between 3% points and 6% points...............................      0.15 X Basic Fee
     More than 6% points...........................................      0.30 X Basic Fee

     * For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same 36-month period over which the performance is measured.

     The new incentive penalty fee will not be fully operable until the quarter ending February 28, 1999. Until that date, a "blended" fee rate consisting of varying percentages of (i) the performance adjustment based on the schedule set forth above (the "new rate"), and (ii) the performance adjustment based on the schedule set forth in the previous investment advisory agreement((1)) (the "previous rate") as follows:

          1. QUARTER ENDING MAY 31, 1997. 41.6% of the incentive/penalty fee shall be calculated according to the new rate and 58.4% of the incentive/penalty fee shall be calculated according to the previous rate.

          2. QUARTER ENDING AUGUST 31, 1997. 50% of the incentive/penalty fee shall be calculated according to the new rate and 50% of the incentive/penalty fee shall be calculated according to the previous rate.

          3. QUARTER ENDING NOVEMBER 30, 1997. 58.4% of the incentive/penalty fee shall be calculated according to the new rate and 41.6% of the incentive/penalty fee shall be calculated according to the previous rate.

          4. QUARTER ENDING FEBRUARY 28, 1998. 67% of the incentive/penalty fee shall be calculated according to the new rate and 33% of the incentive/penalty fee shall be calculated according to the previous rate.

          5. QUARTER ENDING MAY 31, 1988. 75% of the incentive/penalty fee shall be calculated according to the new rate and 25% of the incentive/penalty fee shall be calculated according to the previous rate.

          6. QUARTER ENDING AUGUST 31, 1998. 83.4% of the incentive/penalty fee shall be calculated according to the new rate and 16.6% of the incentive/penalty fee shall be calculated according to the previous rate.

          7. QUARTER ENDING NOVEMBER 30, 1998. 91.7% of the incentive/penalty fee shall be calculated according to the new rate and 8.3% of the incentive/penalty fee shall be calculated according to the previous rate.

          8. QUARTER ENDING FEBRUARY 28, 1999.  New rate fully operable.

---------------
(1) The previous incentive/penalty fee structure provided that the Basic Fee be increased or decreased by an amount equal to .02% per annum (.005% per quarter) of the average month-end assets of the Fund if the Fund's investment performance for the thirty-six months preceding the end of the quarter is six percentage points or more above or below, respectively, the investment record of the Salomon Brothers High- Grade Corporate Bond Index.

     The present agreement continues until February 28, 1998. The agreement is renewable thereafter, for successive one-year periods, only if each renewal is specifically approved by a vote of the Fund's Board of Directors, including the affirmative votes of a majority of the Directors who are not parties to the contract or "interested persons" (as defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of considering such approval. The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Directors of the Fund on 60 days' written notice to WMC, or (2) by WMC upon 90 days' written notice to the Fund.


     The Fund's Board of Directors may, without the approval of shareholders, provide for:

          A. The employment of a new investment adviser pursuant to the terms of a new advisory agreement, either as a replacement for an existing adviser or as an additional adviser.

          B. A change in the terms of an advisory agreement.

          C. The continued employment of an existing adviser on the same advisory contract terms where a contract has been assigned because of a change in control of the adviser.

     Any such change will only be made upon not less than 30 days' prior written notice to shareholders, which shall include the information concerning the adviser that would have normally been included in a proxy statement.

     The agreement is automatically terminated if assigned, and may be terminated without penalty at any time (1) by vote of the Board of Directors of the Fund on 60 days' written notice to WMC, or (2) by WMC upon 90 days' written notice to the Fund.

     Because WMC provides only investment advisory services to the Fund and has no control over the Fund's expenses, WMC has not undertaken to guarantee expenses of the Fund. The Officers of the Fund have worked out alternative arrangements with state authorities which require an expense guarantee.

     DESCRIPTION OF WMC. WMC is a Massachusetts limited liability partnership of which the following persons are managing partners: Robert W. Doran, Duncan M. McFarland, and John R. Ryan.

                             PORTFOLIO TRANSACTIONS

     The investment advisory agreement authorizes WMC (with the approval of the Fund's Board of Directors) to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund and directs WMC to use its best efforts to obtain the best available price and most favorable execution as to all transactions for the Fund. WMC has undertaken to execute each investment transaction at a price and commission which provides the most favorable total cost or proceeds reasonably obtainable under the circumstances.

     In placing portfolio transactions, WMC will use its best judgment to choose the broker most capable of providing the brokerage services necessary to obtain best available price and most favorable execution. The full range and quality of brokerage services available will be considered in making these determinations. In those instances where it is reasonably determined that more than one broker can offer the brokerage services needed to obtain the best available price and most favorable execution, consideration may be given to those brokers which supply investment research and statistical information and provide other services in addition to execution services to the Fund and/or WMC. WMC considers such information useful in the performance of its obligations under the agreement but is unable to determine the amount by which such services may reduce its expenses.

     The investment advisory agreement also incorporates the concepts of Section 28(e) of the Securities Exchange Act of 1934 by providing that, subject to the approval of the Fund's Board of Directors, WMC may cause the Fund to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction; provided that such commission is deemed reasonable in terms of either that particular transaction or the overall responsibilities of WMC to the Fund and the other Funds in the Group.

     Currently, it is the Fund's policy that WMC may at times pay higher commissions in recognition of brokerage services felt necessary for the achievement of better execution of certain securities transactions that otherwise might not be available. WMC will only pay such higher commissions if it believes this to be in the best interest of the Fund. Some brokers or dealers who may receive such higher commissions in recognition of brokerage services related to execution of securities transactions are also providers of research information to WMC and/or the Fund. However, WMC has informed the Fund that it will not pay higher commission rates specifically for the purpose of obtaining research services.

     Since the Fund does not market its shares through intermediary brokers or dealers, it is not the Fund's practice to allocate brokerage or principal business on the basis of sales of its shares which may be through such firms. However, the Fund may place portfolio orders with qualified broker-dealers who recommend the Fund to other clients, or who act as agent in the purchase of the Fund's shares for their clients, and may, when a number of brokers and dealers can provide comparable best price and execution on a particular transaction, consider the sale of Fund shares by a broker or dealer in selecting among qualified broker-dealers.

     During the fiscal years ended November 30, 1994, 1995 and 1996 the Fund paid $2,583,152, $2,478,087 and $5,563,124 in brokerage commissions, respectively. These fees were paid pursuant to the terms of a previous investment advisory agreement that called for a lower rate of fees.


     Some securities considered for investment by the Fund may also be appropriate for other Funds and/or clients served by WMC. If purchase or sale of securities consistent with the investment policies of the Fund and one or more of these other Funds or clients served by WMC is considered at or about the same time, transactions in such securities will be allocated among the several Funds and clients in a manner deemed equitable by WMC.


                              FINANCIAL STATEMENTS

     The Fund's Financial Statements for the year ended November 30, 1996, including the financial highlights for each of the five years in the period ended November 30, 1996, appearing in the Vanguard/Wellington Fund 1996 Annual Report to Shareholders, and the report thereon of Price Waterhouse LLP, independent accountants, also appearing therein, are incorporated by reference in this Statement of Additional Information. The Fund's 1996 Annual Report to Shareholders is enclosed with this Statement of Additional Information.

                              PERFORMANCE MEASURES

     Vanguard may use reprinted material discussing The Vanguard Group, Inc. or any of the member funds of The Vanguard Group of Investment Companies.


     Each of the investment company members of The Vanguard Group Inc., including Vanguard/Wellington Fund, may, from time to time, use one or more of the following unmanaged indexes for comparative performance purposes.


STANDARD AND POOR'S 500 COMPOSITE STOCK PRICE INDEX -- is a well diversified list of 500 companies representing the U.S. Stock Market.

WILSHIRE 5000 EQUITY INDEX -- consists of more than 7,000 common equity securities, covering all stocks in the U.S. for which daily pricing is available.

WILSHIRE 4500 EQUITY INDEX -- consists of all stocks in the Wilshire 5000 except for the 500 stocks in the Standard and Poor's 500 Index.

RUSSELL 3000 STOCK INDEX -- a diversified portfolio of approximately 3,000 common stocks accounting for over 90% of the market value of publicly-traded stocks in the U.S.

RUSSELL 2000 STOCK INDEX -- a subset of approximately 2,000 of the smallest stocks contained in the Russell 3000; a widely-used benchmark for small capitalization common stocks.

MORGAN STANLEY CAPITAL INTERNATIONAL EAFE INDEX -- is an arithmetic, market value-weighted average of the performance of over 900 securities listed on the stock exchanges of countries in Europe, Australasia and the Far East.

GOLDMAN SACHS 100 CONVERTIBLE BOND INDEX -- currently includes 71 bonds and 29 preferreds. The original list of names was generated by screening for convertible issues of $100 million or greater in market capitalization. The index is priced monthly.

SALOMON BROTHERS GNMA INDEX -- includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

SALOMON BROTHERS HIGH-GRADE CORPORATE BOND INDEX -- consists of publicly-issued, nonconvertible corporate bonds rated Aa or Aaa. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or greater.

LEHMAN LONG-TERM TREASURY BOND INDEX -- is composed of all bonds covered by the Shearson Lehman Hutton Treasury Bond Index with maturities of 10 years or greater.

MERRILL LYNCH CORPORATE & GOVERNMENT BOND INDEX -- consists of over 4,500 U.S. Treasury, agency and investment grade corporate bonds.

LEHMAN CORPORATE (BAA) BOND INDEX -- all publicly offered fixed-rate, nonconvertible domestic corporate bonds rated Baa by Moody's, with a maturity longer than 1 year and with more than $25 million outstanding. This index includes over 1,000 issues.

LEHMAN BROTHERS LONG-TERM CORPORATE BOND INDEX -- is a subset of the Lehman Corporate Bond Index covering all corporate, publicly issued, fixed-rate, nonconvertible U.S. debt issues rated at least Baa, with at least $50 million principal outstanding and maturity greater than 10 years.

BOND BUYER MUNICIPAL BOND INDEX -- is a yield index on current coupon high-grade general obligation municipal bonds.

STANDARD & POOR'S PREFERRED INDEX -- is a yield index based upon the average yield of four high-grade, non-callable preferred stock issues.

NASDAQ INDUSTRIAL INDEX -- is composed of more than 3,000 industrial issues. It is a value-weighted index calculated on price change only and does not include income.

COMPOSITE INDEX -- 70% Standard & Poor's 500 Index and 30% NASDAQ Industrial Index.

COMPOSITE INDEX -- 65% Standard & Poor's 500 Index and 35% Lehman Long-Term Corporate AA or Better Bond Index.

COMPOSITE INDEX -- 65% Lehman Long-Term Corporate AA or Better Bond Index and 35% weighting in a blended equity composite (75% Standard & Poor's/BARRA Value Index and 25% Standard & Poor's Utilities Index).

LEHMAN LONG-TERM CORPORATE AA OR BETTER BOND INDEX -- consists of all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt rated AA or AAA.

LEHMAN BROTHERS AGGREGATE BOND INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, corporate, and mortgage pass-through securities corporate rated BBB - or better. The Index has a market value of over $4 trillion.

LEHMAN BROTHERS MUTUAL FUND SHORT (1-5) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate investment grade bonds rated BBB - or better with maturities between 1 and 5 years. The index has a market value of over $1.3 trillion.

LEHMAN BROTHERS MUTUAL FUND INTERMEDIATE (5-10) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities between 5 and 10 years. The index has a market value of over $600 billion.

LEHMAN BROTHERS MUTUAL FUND LONG (10+) GOVERNMENT/CORPORATE INDEX -- is a market-weighted index that contains individually priced U.S. Treasury, agency, and corporate securities rated BBB - or better with maturities greater than 10 years. The index has a market value of over $900 billion.


LIPPER SMALL COMPANY GROWTH FUND AVERAGE -- the average performance of small company growth funds as defined by Lipper Analytical Services, Inc. Lipper defines a small company growth fund as a fund that, by prospectus or portfolio practice, limits its investments to companies on the basis of the size of the company. From time to time, Vanguard may advertise using the average performance and/or the average expense ratio of the small company growth funds. (This fund category was first established in 1982. For years prior to 1982, the results of the Lipper Small Company Growth category were estimated using the returns of the Funds that constituted the Group at its inception.)


LIPPER BALANCED FUND AVERAGE -- an industry benchmark of average balanced funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER NON-GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average non-government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GOVERNMENT MONEY MARKET FUND AVERAGE -- an industry benchmark of average government money market funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER GENERAL EQUITY FUND AVERAGE -- an industry benchmark of average general equity funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.

LIPPER FIXED INCOME FUND AVERAGE -- an industry benchmark of average fixed income funds with similar investment objectives and policies, as measured by Lipper Analytical Services, Inc.